$350,000,000.00

                        CREDIT AGREEMENT

                          dated as of

                       November 17, 1994

                             among


                        FOOD LION, INC.,

                    The Banks Listed Herein,

                 WACHOVIA BANK OF GEORGIA, N.A.

                              and

              NATIONSBANK OF NORTH CAROLINA, N.A.
                          as Co-Agents

                              and

                 WACHOVIA BANK OF GEORGIA, N.A.
                    as Administrative Agent
                       TABLE OF CONTENTS

                        CREDIT AGREEMENT


                                                             Page

    ARTICLE I

                          DEFINITIONS                           1
               SECTION 1.01. Definitions                        1
               SECTION 1.02. Accounting Terms and
               Determinations                                  16
               SECTION 1.03. References                        16
               SECTION 1.04. Use of Defined Terms              16
               SECTION 1.05. Terminology                       16
               SECTION 1.06. Subsidiary References             16

    ARTICLE II

                          THE CREDITS                          17
               SECTION 2.01. Commitments to Lend               17
               SECTION 2.02. Method of Borrowing Syndicated
               Loans                                           17
               SECTION 2.03. Money Market Loans                19
               SECTION 2.04. Notes                             23
               SECTION 2.05. Maturity of Loans                 24
               SECTION 2.06. Interest Rates                    24
               SECTION 2.07. Fees                              26
               SECTION 2.08. Optional Termination or
               Reduction of Commitments                        26
               SECTION 2.09. Mandatory Reduction and
               Termination of Commitments                      27
               SECTION 2.10. Optional Prepayments              27
               SECTION 2.11. Mandatory Prepayments             27
               SECTION 2.12. General Provisions as to
               Payments                                        27
               SECTION 2.13. Computation of Interest and Fees  29

    ARTICLE III

                    CONDITIONS TO BORROWINGS                   29
               SECTION 3.01. Conditions to First Borrowing     29
               SECTION 3.02. Conditions to All Borrowings      31

    ARTICLE IV

                 REPRESENTATIONS AND WARRANTIES                31
               SECTION 4.01. Corporate Existence and Power     31
               SECTION 4.02. Corporate and Governmental
               Authorization; No Contravention                 32
               SECTION 4.03. Binding Effect                    32
               SECTION 4.04. Financial Information             32
               SECTION 4.05. No Litigation                     33
               SECTION 4.06. Compliance with ERISA             33
               SECTION 4.07. Compliance with Laws; Taxes       33
               SECTION 4.08. Subsidiaries                      33
               SECTION 4.09. Not an Investment Company         34
               SECTION 4.10. Ownership of Property; Liens      34
               SECTION 4.11. No Default                        34
               SECTION 4.12. Full Disclosure                   34
               SECTION 4.13. Environmental Matters             34
               SECTION 4.14. Capital Stock                     35
               SECTION 4.15. Margin Stock                      35
               SECTION 4.16. Insolvency                        35
               SECTION 4.17. Insurance                         35
               SECTION 4.18. Public Utility Holding Company
               Act                                             36

    ARTICLE V

                           COVENANTS                           36
               SECTION 5.01. Information                       36
               SECTION 5.02. Inspection of Property, Books
               and Records                                     38
               SECTION 5.03. Loans or Advances                 38
               SECTION 5.04. Investments                       38
               SECTION 5.05. Negative Pledge                   39
               SECTION 5.06. Maintenance of Existence          40
               SECTION 5.07. Dissolution                       40
               SECTION 5.08. Consolidations, Mergers and
               Sales of Assets                                 41
               SECTION 5.09. Use of Proceeds                   41
               SECTION 5.10. Compliance with Laws; Payment of
               Taxes                                           42
               SECTION 5.11. Insurance                         42
               SECTION 5.12. Change in Fiscal Year             42
               SECTION 5.13. Maintenance of Property           42
               SECTION 5.14. Environmental Notices             43
               SECTION 5.15. Environmental Matters             43
               SECTION 5.16. Environmental Release             43
               SECTION 5.17. Fixed Charges Coverage            43
               SECTION 5.18. Ratio of Consolidated Debt to
               Consolidated Total Capitalization               43
               SECTION 5.19. Prepayment of Senior Note
               Agreement                                       44
               SECTION 5.20. Debt of Subsidiaries              44

    ARTICLE VI

                            DEFAULTS                           44
               SECTION 6.01. Events of Default                 44
               SECTION 6.02. Notice of Default                 47

    ARTICLE VII

                    THE ADMINISTRATIVE AGENT                   47
               SECTION 7.01. Appointment; Powers and
               Immunities                                      47
               SECTION 7.02. Reliance by Administrative Agent  48
               SECTION 7.03. Defaults                          48
               SECTION 7.04. Rights of Administrative Agent
               as a Bank                                       49
               SECTION 7.05. Indemnification                   49
               SECTION 7.06. CONSEQUENTIAL DAMAGES             50
               SECTION 7.07. Payee of Note Treated as Owner    50
               SECTION 7.08. Nonreliance on the
               Administrative Agent,the Co-Agents
               and Other Banks                                 50
               SECTION 7.09. Failure to Act                    50
               SECTION 7.10. Resignation or Removal of
               Administrative Agent and Co-Agents              51

    ARTICLE VIII

             CHANGE IN CIRCUMSTANCES; COMPENSATION             51
               SECTION 8.01. Basis for Determining Interest
               Rate Inadequate or Unfair                       51
               SECTION 8.02. Illegality                        52
               SECTION 8.03. Increased Cost and Reduced
               Return                                          53
               SECTION 8.04. Base Rate Loans Substituted for
               Euro-Dollar Loans                               54
               SECTION 8.05. Compensation                      55
               SECTION 8.06. Replacement of Banks              56

    ARTICLE IX

                         MISCELLANEOUS                         56
               SECTION 9.01. Notices                           56
               SECTION 9.02. No Waivers                        57
               SECTION 9.03. Expenses; Documentary Taxes       57
               SECTION 9.04. Indemnification                   57
               SECTION 9.05. Sharing of Setoffs                58
               SECTION 9.06. Amendments and Waivers            58
               SECTION 9.07. No Margin Stock Collateral        59
               SECTION 9.08. Successors and Assigns            59
               SECTION 9.09. Confidentiality                   62
               SECTION 9.10. Representation by Banks           62
               SECTION 9.11. Obligations Several               63
               SECTION 9.12. Georgia Law                       64
               SECTION 9.13. Severability                      64
               SECTION 9.14. Interest                          64
               SECTION 9.15. Interpretation                    65
               SECTION 9.16. Waiver of Jury Trial; Consent to
               Jurisdiction                                    65
               SECTION 9.17. Counterparts                      65


EXHIBIT A-1    Form of Syndicated Loan Note

EXHIBIT A-2    Form of Money Market Loan Note

EXHIBIT B      Form of Opinion of Counsel for the Borrower

EXHIBIT C      Form of Opinion of Special Counsel for the Banks
               and the Agent

EXHIBIT D      Form of Assignment and Acceptance

EXHIBIT E      Form of Notice of Borrowing

EXHIBIT F      Form of Closing Certificate

EXHIBIT G      Form of Compliance Certificate

EXHIBIT H      Form of Money Market Quote Request

EXHIBIT I      Form of Money Market Quote

EXHIBIT J      Form of Subsidiary Guaranty

Schedule 4.08  Subsidiaries
                        CREDIT AGREEMENT


          CREDIT AGREEMENT dated as of November 17, 1994, among
FOOD LION, INC., the BANKS listed on the signature pages hereof, WACHOVIA BANK OF GEORGIA, N.A. and NATIONSBANK OF NORTH CAROLINA,
N.A., as Co-Agents, and WACHOVIA BANK OF GEORGIA, N.A., as
Administrative Agent.

          The parties hereto agree as follows:


                           ARTICLE I

                          DEFINITIONS

          SECTION 1.01. Definitions. The terms as defined in this Section 1.01 shall, for all purposes of this Agreement and any amendment hereto (except as herein otherwise expressly provided or unless the context otherwise requires), have the meanings set forth herein:

          "Adjusted London Interbank Offered Rate" has the meaning set forth in Section 2.06(c).

          "Affiliate" of any relevant Person means (i) any Person that directly, or indirectly through one or more intermediaries, controls the relevant Person (a "Controlling Person"), (ii) any Person (other than the relevant Person or a Subsidiary of the relevant Person) which is controlled by or is under common control with a Controlling Person, or (iii) any Person (other than a Subsidiary of the relevant Person) of which the relevant Person owns, directly or indirectly, 20% or more of the common stock or equivalent equity interests. As used herein, the term "control" means possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

          "Administrative Agent" means Wachovia Bank of Georgia,
N.A., a national banking association, in its capacity as agent for the Banks hereunder, and its successors and permitted assigns in such capacity.

          "Agent" means, as the context shall require, any one, or more, or all of the Administrative Agent and the Co-Agents.

          "Agent's Letter Agreement" means that certain letter agreement, dated as of September 16, 1994, between the Borrower, the Administrative Agent and Wachovia Bank of North Carolina, N.A., relating to the structure of the Loans, and certain fees from time to time payable by the Borrower to the Administrative Agent, together with all amendments and supplements thereto.

          "Aggregate Commitments" means the sum of all of the Commitments.

          "Agreement" means this Credit Agreement, together with all amendments and supplements hereto.

          "Amortization" means for any period the sum of all amortization expenses of the Borrower and its Consolidated
Subsidiaries for such period, as determined in accordance with GAAP.

          "Applicable Margin" has the meaning set forth in
Section 2.06(a).

          "Assignee" has the meaning set forth in Section
9.08(c).

          "Assignment and Acceptance" means an Assignment and Acceptance executed in accordance with Section 9.08(c) in the form attached hereto as Exhibit D.

          "Authority" has the meaning set forth in Section 8.02.

          "Bank" means each bank listed on the signature pages hereof as having a Commitment, and its successors and assigns.

          "Base Rate" means for any Base Rate Loan for any day, the rate per annum equal to the higher as of such day of (i) the Prime Rate, and (ii) 0.50% above the Federal Funds Rate. For purposes of determining the Base Rate for any day, changes in the Prime Rate or the Federal Funds Rate shall be effective on the date of each such change.

          "Base Rate Loan" means a Syndicated Loan to be made as a Base Rate Loan pursuant to the applicable Notice of Borrowing or Article VIII, as applicable.

          "Borrower" means FOOD LION, INC., a North Carolina corporation, and its successors and its permitted assigns.

          "Borrowing" means a borrowing hereunder consisting of Loans made to the Borrower at the same time by the Banks pursuant to Article II. A Borrowing is a "Base Rate Borrowing" if such Loans are Base Rate Loans or a "Euro-Dollar Borrowing" if such Loans are Euro-Dollar Loans. A Borrowing is a "Syndicated Borrowing" if it is made pursuant to the procedure outlined in
Section 2.01. A Borrowing is a "Money Market Borrowing" if it is made pursuant to the procedure outlined in Section 2.03.

          "Capital Stock" means any nonredeemable capital stock of the Borrower or any Consolidated Subsidiary (to the extent issued to a Person other than the Borrower), whether common or preferred.

          "Capitalized Lease" shall mean any lease which is required to be capitalized on a consolidated balance sheet of the lessee and its subsidiaries in accordance with GAAP.

          "Cash Available for Fixed Charges" for any period shall mean the sum of (i) Consolidated Net Income during such period plus (ii) Consolidated Fixed Charges, plus (iii) to the extent deducted in determining Consolidated Net Income, (w) all provisions for any Federal, state or other income taxes made by the Borrower and its Subsidiaries during such period, (x) Depreciation, (y) Amortization, and (z) non-cash charges (less non-cash gains) of the Borrower and its Consolidated Subsidiaries during such period.

          "CERCLA" means the Comprehensive Environmental Response
Compensation and Liability Act, 42 U.S.C. 9601 et. seq. and its implementing regulations and amendments.

          "CERCLIS" means the Comprehensive Environmental
Response Compensation and Liability Inventory System established pursuant to CERCLA.

          "Change of Law" shall have the meaning set forth in
Section 8.02.

          "Closing Certificate" has the meaning set forth in
Section 3.01(e).

          "Closing Date" means November 17, 1994.

          "Co-Agents" means Wachovia Bank of Georgia, N.A. and
NationsBank of North Carolina, N.A., in their capacity as co-agents under this Agreement.

          "Code" means the Internal Revenue Code of 1986, as amended, or any successor Federal tax code.

          "Commitment" means, with respect to each Bank, the amount set forth opposite the name of such Bank on the signature pages hereof, as such amount may be reduced from time to time pursuant to Sections 2.01, 2.08 and 2.09.

          "Compliance Certificate" has the meaning set forth in
Section 5.01(d).

          "Consolidated Debt" means at any date the Debt of the Borrower and its Consolidated Subsidiaries, determined on a consolidated basis as of such date.

          "Consolidated Fixed Charges" for any period shall mean, without duplication, on a consolidated basis the sum of (i) all Rentals payable during such period by the Borrower and its Consolidated Subsidiaries, and (ii) Consolidated Interest Expense for such period of the Borrower and its Consolidated
Subsidiaries.

          "Consolidated Interest Expense" for any period means interest, whether expensed or capitalized, in respect of Debt of the Borrower or any of its Consolidated Subsidiaries outstanding during such period.

          "Consolidated Net Income" for any period shall mean the gross revenues of the Borrower and its Consolidated Subsidiaries for such period less all expenses and other proper charges (including taxes on income), determined on a consolidated basis after eliminating earnings or losses attributable to outstanding Minority Interests, but excluding in any event:

          (a) any unusual or extraordinary gains or losses on the sale or other disposition of Investments or fixed or capital assets, and any taxes on such excluded gains and any tax deductions or credits on account of any such excluded losses;

          (b)  the proceeds of any life insurance policy;

          (c)  net earnings and losses of any Consolidated
     Subsidiary accrued prior to the date it became a Consolidated Subsidiary;

          (d) net earnings and losses of any corporation (other than a Consolidated Subsidiary), substantially all the assets of which have been acquired in any manner by the Borrower or any Consolidated Subsidiary, realized by such corporation prior to the date of such acquisition;

          (e) net earnings and losses of any corporation (other than a Consolidated Subsidiary) with which the Borrower or a Consolidated Subsidiary shall have consolidated or which shall have merged into or with the Borrower or a Consolidated Subsidiary prior to the date of such consolidation or merger;

          (f) net earnings and losses of any business entity (other than a Consolidated Subsidiary) in which the Borrower or any Consolidated Subsidiary has an ownership interest unless such net earnings shall have actually been received by the Borrower or such Consolidated Subsidiary in the form of cash distributions;

          (g)  any portion of the net earnings of any
     Consolidated Subsidiary which for any reason is unavailable for payment of dividends to the Borrower or any other
     Consolidated Subsidiary;

          (h) earnings resulting from any reappraisal, revaluation or write-up of assets;

          (i) any deferred or other credit representing any excess of the equity in any Subsidiary at the date of acquisition thereof over the amount invested in such Subsidiary;

          (j) any gain arising from the acquisition of any Capital Stock;

          (k) any reversal of any contingency reserve except to the extent that provision for such contingency reserve shall have been made from income arising during such period; provided, however, that any reversal of a contingency reserve from a prior period shall only be excluded from Consolidated Net Income to the extent that the aggregate amount of such reversals exceed $10,000,000 during the immediately preceding 4 Fiscal Quarters; and

          (l) any other unusual or extraordinary gain or loss (including, without limitation, store closings that are part of the Borrower's business and financing plans for its 1994 Fiscal Year described in the Borrower's 8-K dated January 7, 1994).

          "Consolidated Net Worth" shall mean, as of the date of any determination thereof, the Stockholder's Equity of the Borrower.

          "Consolidated Subsidiary" means at any date any Subsidiary or other entity the accounts of which, in accordance with GAAP, would be consolidated with those of the Borrower in its consolidated financial statements as of such date.

          "Consolidated Tangible Net Worth" means, at any time, Stockholders' Equity, less the sum of the value, as set forth or reflected on the most recent consolidated balance sheet of the Borrower and its Consolidated Subsidiaries, prepared in accordance with GAAP, of:

               (A) Any surplus resulting from any write-up of assets subsequent to January 1, 1994, other than write-ups of assets resulting from the proper application of purchase accounting methods in accordance with GAAP;

               (B)  All assets which would be treated as
intangible assets for balance sheet presentation purposes under GAAP, including without limitation goodwill (whether representing the excess of cost over book value of assets acquired, or otherwise), trademarks, tradenames, copyrights, patents and technologies, and unamortized debt discount and expense;

               (C) To the extent not included in (B) of this definition, any amount at which shares of Capital Stock of the Borrower appear as an asset on the balance sheet of the Borrower and its Consolidated Subsidiaries;

               (D) Loans or advances to stockholders, directors, officers or employees; and

               (E) To the extent not included in (B) of this definition, deferred expenses.

          "Consolidated Total Assets" means, at any time, the total assets of the Borrower and its Consolidated Subsidiaries, determined on a consolidated basis, as set forth or reflected on the most recent consolidated balance sheet of the Borrower and its Consolidated Subsidiaries, prepared in accordance with GAAP.

          "Consolidated Total Capitalization" shall mean as of the date of any determination thereof, the sum of (a)
Consolidated Net Worth and (b) Consolidated Debt.

          "Controlled Group" means all members of a controlled group of corporations and all trades or businesses (whether or not incorporated) under common control which, together with the Borrower, are treated as a single employer under Section 414 of the Code.

          "Debt" of any Person means at any date, without duplication, (i) all obligations of such Person for borrowed money, (ii) all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments, (iii) all obligations of such Person to pay the deferred purchase price of property or services, except trade accounts payable and accrued expenses arising in the ordinary course of business, (iv) all obligations of such Person as lessee under Capitalized Leases,
(v) all obligations of such Person to reimburse any bank or other Person in respect of amounts payable under a banker's acceptance,
(vi) all Redeemable Preferred Stock of such Person (in the event such Person is a corporation), (vii) all obligations of such Person to reimburse any bank or other Person in respect of amounts paid under a letter of credit or similar instrument,
(viii) all Debt of others secured by a Lien on any asset of such Person, whether or not such Debt is assumed by such Person, and
(ix) all Debt of others Guaranteed by such Person.

          "Default" means any condition or event which constitutes an Event of Default or which with the giving of notice or lapse of time or both would, unless cured or waived, become an Event of Default.

          "Default Rate" means, with respect to any Loan, on any day, the sum of 2% plus the higher of (i) the then highest interest rate (including the Applicable Margin) which may be applicable to any Syndicated Loans hereunder (regardless of whether such type of Syndicated Loans are actually outstanding) or (ii) the highest rate then applicable to any Money Market Loans.

          "Delhaize" shall mean Etablissements Delhaize Freres et
Cie "Le Lion" S.A., a Belgian corporation.

          "Depreciation" means for any period the sum of all depreciation expenses of the Borrower and its Consolidated
Subsidiaries for such period, as determined in accordance with GAAP.

          "Detla" shall mean Delhaize The Lion America, Inc., a
Delaware corporation.

          "Dollars" or "$" means dollars in lawful currency of the United States of America.

          "Domestic Business Day" means any day except a Saturday, Sunday or other day on which commercial banks in Georgia are authorized by law to close.

          "Environmental Authority" means any foreign, federal, state, local or regional government that exercises any form of jurisdiction or authority under any Environmental Requirement.

          "Environmental Authorizations" means all licenses, permits, orders, approvals, notices, registrations or other legal prerequisites for conducting the business of the Borrower or any Subsidiary required by any Environmental Requirement.

          "Environmental Judgments and Orders" means all judgments, decrees or orders arising from or in any way associated with any Environmental Requirements, whether or not entered upon consent or written agreements with an Environmental Authority or other entity arising from or in any way associated with any Environmental Requirement, whether or not incorporated in a judgment, decree or order.

          "Environmental Liabilities" means any liabilities, whether accrued, contingent or otherwise, arising from and in any way associated with any Environmental Requirements.

          "Environmental Notices" means any written notice from any Environmental Authority or by any other person or entity, of possible or alleged noncompliance with or liability under any Environmental Requirement, including without limitation any written complaints, citations, demands or requests from any Environmental Authority or from any other person or entity for correction of any violation of any Environmental Requirement or any investigations concerning any violation of any Environmental Requirement.

          "Environmental Proceedings" means any judicial or administrative proceedings arising from or in any way associated with any Environmental Requirement.

          "Environmental Releases" means "releases" as defined in CERCLA or under any applicable state or local environmental law or regulation.

          "Environmental Requirements" means any legal requirement relating to health, safety or the environment and applicable to the Borrower, any Subsidiary or the Properties, including but not limited to any such requirement under CERCLA or similar state legislation and all federal, state and local laws, ordinances, regulations, orders, writs, decrees and common law.

          "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, or any successor law. Any reference to any provision of ERISA shall also be deemed to be a reference to any successor provision or provisions thereof.

          "Euro-Dollar Business Day" means any Domestic Business
Day on which dealings in Dollar deposits are carried out in the London interbank market.

          "Euro-Dollar Loan" means a Syndicated Loan to be made as a Euro-Dollar Loan pursuant to the applicable Notice of Borrowing.

          "Euro-Dollar Reserve Percentage" has the meaning set forth in Section 2.06(c).

          "Event of Default" has the meaning set forth in
Section 6.01.

          "Federal Funds Rate" means, for any day, the rate per annum (rounded upward, if necessary, to the next higher 1/100th of 1%) equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Domestic Business Day next succeeding such day, provided that (i) if the day for which such rate is to be determined is not a Domestic Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Domestic Business Day as so published on the next succeeding Domestic Business Day, and (ii) if such rate is not so published for any day, the Federal Funds Rate for such day shall be the average rate charged to the Administrative Agent on such day on such transactions, as determined by the Administrative Agent.

          "Fiscal Quarter" means any fiscal quarter of the Borrower.

          "Fiscal Year" means any fiscal year of the Borrower.

          "GAAP" means generally accepted accounting principles applied on a basis consistent with those which, in accordance with Section 1.02, are to be used in making the calculations for purposes of determining compliance with the terms of this Agreement.

          "Guarantee" by any Person means any obligation, contingent or otherwise, of such Person directly or indirectly guaranteeing any Debt or other obligation of any other Person and, without limiting the generality of the foregoing, any obligation, direct or indirect, contingent or otherwise, of such Person (i) to secure, purchase or pay (or advance or supply funds for the purchase or payment of) such Debt or other obligation (whether arising by virtue of partnership arrangements, by agreement to keep-well, to purchase assets, goods, securities or services, to provide collateral security, to take-or-pay, or to maintain financial statement conditions or otherwise) or (ii) entered into for the purpose of assuring in any other manner the obligee of such Debt or other obligation of the payment thereof or to protect such obligee against loss in respect thereof (in whole or in part), provided that the term Guarantee shall not include endorsements for collection or deposit in the ordinary course of business. The term "Guarantee" used as a verb has a corresponding meaning.

          "Hazardous Materials" includes, without limitation, (a) solid or hazardous waste, as defined in the Resource Conservation and Recovery Act of 1980, 42 U.S.C. 6901 et seq. and its implementing regulations and amendments, or in any applicable state or local law or regulation, (b) "hazardous substance", "pollutant", or "contaminant" as defined in CERCLA, or in any applicable state or local law or regulation, (c) gasoline, or any other petroleum product or by-product, including, crude oil or any fraction thereof, or (d) pesticides, as defined in the Federal Insecticide, Fungicide, and Rodenticide Act of 1975, or in any applicable state or local law or regulation, as each such Act, statute or regulation may be amended from time to time.

          "Interest Period" means: (1) with respect to each Euro-Dollar Borrowing, the period commencing on the date of such Borrowing and ending on the numerically corresponding day in the first, second, third, or sixth month thereafter, as the Borrower may elect in the applicable Notice of Borrowing; provided that:

          (a) any Interest Period (other than an Interest Period determined pursuant to paragraph (c) below) which would otherwise end on a day which is not a Euro-Dollar Business Day shall be extended to the next succeeding Euro-Dollar Business Day unless such Euro-Dollar Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Euro-Dollar Business Day;

          (b) any Interest Period which begins on the last Euro-Dollar Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the appropriate subsequent calendar month) shall, subject to paragraph (c) below, end on the last Euro-Dollar Business Day of the appropriate subsequent calendar month; and

          (c) any Interest Period which begins before the Termination Date and would otherwise end after the Termination Date shall end on the Termination Date; provided, that no Borrowing shall be made if the proposed Interest Period shall not end prior to the scheduled Termination Date.

(2) with respect to each Base Rate Borrowing, the period commencing on the date of such Borrowing and ending 30 days thereafter; provided, that:

          (a) any Interest Period (other than an Interest Period determined pursuant to paragraph (b) below) which would otherwise end on a day which is not a Domestic Business Day shall be extended to the next succeeding Domestic Business Day; and

          (b) any Interest Period which begins before the Termination Date and would otherwise end after the Termination Date shall end on the Termination Date.

(3) with respect to each Money Market Borrowing, the period commencing on the date of such Borrowing and ending on the Stated
Maturity Date or such other date or dates as may be specified in the applicable Money Market Quote Request; provided, that:

          (a) any Interest Period (subject to clause (b) below) which would otherwise end on a day which is not a Domestic
     Business Day shall be extended to the next succeeding
     Domestic Business Day; and

          (b) no Interest Period may be selected which begins before the Termination Date and would otherwise end after the Termination Date.

          "Investment" means any investment in any Person, whether by means of purchase or acquisition of obligations or securities of such Person, capital contribution to such Person, loan or advance to such Person, making of a time deposit with such Person, Guarantee or assumption of any obligation of such Person or otherwise; provided, that, an account receivable held by the Borrower which was generated in the ordinary course of the Borrower's business shall not be deemed to be an Investment in the account debtor responsible for such account receivable.

          "Lending Office" means, as to each Bank, its office located at its address set forth on the signature pages hereof (or identified on the signature pages hereof as its Lending Office) or such other office as such Bank may hereafter designate as its Lending Office by notice to the Borrower and the Administrative Agent.

          "Lien" means, with respect to any asset, any mortgage, deed to secure debt, deed of trust, lien, pledge, charge, security interest, security title, preferential arrangement which has the practical effect of constituting a security interest or encumbrance, or encumbrance or servitude of any kind in respect of such asset to secure or assure payment of a Debt or a Guarantee, whether by consensual agreement or by operation of statute or other law. For the purposes of this Agreement, the Borrower or any Subsidiary shall be deemed to own subject to a Lien any asset which it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, Capitalized Lease or other title retention agreement relating to such asset.

          "Loan" means a Base Rate Loan, a Euro-Dollar Loan, a
Syndicated Loan, or a Money Market Loan and "Loans" means Base
Rate Loans, Euro-Dollar Loans, Syndicated Loans, or Money Market
Loans, or any of them.

          "Loan Documents" means this Agreement, the Notes, any other document evidencing, relating to or securing the Loans, and any other document or instrument delivered from time to time in connection with this Agreement, the Notes or the Loans, as such documents and instruments may be amended or supplemented from time to time.

          "London Interbank Offered Rate" has the meaning set forth in Section 2.06(c).

          "Margin Stock" means "margin stock" as defined in Regulations G, T, U or X.

          "Material Adverse Effect" means, with respect to any event, act, condition or occurrence of whatever nature (including any adverse determination in any litigation, arbitration, or governmental investigation or proceeding), whether singly or in conjunction with any other event or events, act or acts, condition or conditions, occurrence or occurrences, whether or not related, a material adverse change in, or a material adverse effect upon, any of (a) the financial condition, operations, business, properties or prospects of the Borrower and its Consolidated Subsidiaries taken as a whole which could impair the Borrower's ability to perform its obligations under the Loan Documents, or (b) the rights and remedies of the Administrative Agent or the Banks under the Loan Documents, or the ability of the Borrower to perform its obligations under the Loan Documents to which it is a party, as applicable.

          "Minority Interests" shall mean any shares of stock of any class of a Consolidated Subsidiary (other than directors' qualifying shares as required by law) that are not owned by the Borrower and/or one or more of its Consolidated Subsidiaries.

          "Money Market Loan Notes" means the promissory notes of the Borrower, substantially in the form of Exhibit A-2, evidencing the obligation of the Borrower to repay the Money
Market Loans, together with all amendments, consolidations, modifications, renewals and supplements thereto.

          "Money Market Loans" means Loans made pursuant to the terms and conditions set forth in Section 2.03.

          "Money Market Quote" has the meaning specified in
Section 2.03.

          "Money Market Quote Request" has the meaning specified in Section 2.03.

          "Money Market Rate" has the meaning specified in
Section 2.03.

          "Moody's" means Moody's Investors Service, Inc., a
Delaware corporation, and any successor thereto.

          "Multiemployer Plan" shall have the meaning set forth in Section 4001(a)(3) of ERISA.

          "Notes" means, individually and collectively, as the context shall require or permit, each of the Syndicated Loan
Notes and the Money Market Loan Notes.

          "Notice of Borrowing" has the meaning set forth in
Section 2.02.

          "Operating Lease" shall mean any lease other than a Capitalized Lease.

          "Participant" has the meaning set forth in Section
9.08(b).

          "PBGC" means the Pension Benefit Guaranty Corporation or any entity succeeding to any or all of its functions under ERISA.

          "Person" means an individual, a corporation, a partnership (including, without limitation, a joint venture), an unincorporated association, a trust or any other entity or organization, including, but not limited to, a government or political subdivision or an agency or instrumentality thereof.

          "Plan" means at any time an employee pension benefit plan which is covered by Title IV of ERISA or subject to the minimum funding standards under Section 412 of the Code and is either (i) maintained by a member of the Controlled Group for employees of any member of the Controlled Group or (ii) maintained pursuant to a collective bargaining agreement or any other arrangement under which more than one employer makes contributions and to which a member of the Controlled Group is then making or accruing an obligation to make contributions or has within the preceding 5 plan years made contributions.

          "Prime Rate" refers to that interest rate so denominated and set by Wachovia from time to time as an interest rate basis for borrowings. The Prime Rate is but one of several interest rate bases used by Wachovia. Wachovia lends at interest rates above and below the Prime Rate.

          "Properties" means all real property owned, leased or otherwise used or occupied by the Borrower or any Subsidiary, wherever located.

          "Quarterly Date" means each March 31, June 30,
September 30, and December 31.

          "Quotation Date" has the meaning ascribed thereto in
Section 2.03.

          "Rating Agencies" shall mean, collectively, Moody's and Standard & Poor's.

          "Redeemable Preferred Stock" of any Person means any preferred stock issued by such Person which is at any time prior to the Termination Date either (i) mandatorily redeemable (by sinking fund or similar payments or otherwise) or (ii) redeemable at the option of the holder thereof.

          "Regulation G" means Regulation G of the Board of
Governors of the Federal Reserve System, as in effect from time to time, together with all official rulings and interpretations issued thereunder.

          "Regulation T" means Regulation T of the Board of
Governors of the Federal Reserve System, as in effect from time to time, together with all official rulings and interpretations issued thereunder.

          "Regulation U" means Regulation U of the Board of
Governors of the Federal Reserve System, as in effect from time to time, together with all official rulings and interpretations issued thereunder.

          "Regulation X" means Regulation X of the Board of
Governors of the Federal Reserve System, as in effect from time to time, together with all official rulings and interpretations issued thereunder.

          "Rentals" shall mean and include as of the date of any determination thereof all fixed payments (including as such all payments which the lessee is obligated to make to the lessor on termination of the lease or surrender of the property) payable by the Borrower or a Consolidated Subsidiary, as lessee or sublessee under an Operating Lease or Capitalized Lease of real or personal property, but shall be exclusive of any amounts required to be paid by the Borrower or a Consolidated Subsidiary (whether or not designated as rents or additional rents) on account of maintenance, repairs, insurance, taxes and similar charges.
Fixed rents under any so-called "percentage leases" shall be computed solely on the basis of the minimum rents, if any, required to be paid by the lessee regardless of sales volume or gross revenues.

          "Required Banks" means at any time Banks having at least 66 2/3% of the Aggregate Commitments or, if the Commitments are no longer in effect, Banks holding at least 66 2/3% of the aggregate outstanding principal amount of the sum of
(i) Syndicated Loan Notes and (ii) Money Market Loan Notes.

          "Senior Debt Rating" means, as of any date of determination, the rating assigned by Moody's and Standard &
Poor's to the long-term senior unsecured obligations of the Borrower (which obligations have not been enhanced by letters of credit or similar means).

          "Senior Note Agreement" means any one, or more, or all, as the context shall require of those certain Note Agreements, dated as of May 1, 1993, as amended, among the Borrower and certain purchasers of the Borrower's senior notes named therein and signatories thereto.

          "Shareholder Agreement" means the Shareholder Agreement dated as of September 15, 1994 among Delhaize, Detla and the Borrower.

          "Standard & Poor's" means Standard & Poor's Ratings
Group, a division of McGraw-Hill, Inc., and any successor thereto.

          "Stated Maturity Date" means, with respect to any Money
Market Loan, the Stated Maturity Date therefor specified by the Bank in the applicable Money Market Quote.

          "Stockholder's Equity" means, at any time, the shareholders' equity of the Borrower and its Consolidated Subsidiaries, as set forth or reflected on the most recent consolidated balance sheet of the Borrower and its Consolidated Subsidiaries prepared in accordance with GAAP, but excluding any Redeemable Preferred Stock of the Borrower or any of its Consolidated Subsidiaries. Shareholders' equity shall include, but not be limited to (i) the par or stated value of all outstanding Capital Stock, (ii) capital surplus, (iii) retained earnings, and (iv) various deductions such as (A) purchases of treasury stock, (B) valuation allowances, (C) receivables due from an employee stock ownership plan, (D) employee stock ownership plan debt guarantees, and (E) translation adjustments for foreign currency transactions.

          "Subsidiary" means any corporation or other entity of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are at the time directly or indirectly owned by the Borrower.

          "Subsidiary Guarantor" means any Subsidiary which executes and delivers to the Administrative Agent a Subsidiary Guaranty, together with, with respect thereto, (i) an opinion of counsel in substantially the form of Exhibit B, and documents of the type described in paragraph (g) of Section 3.01, in each case with appropriate modifications, and in the case of the certificate of good standing referred to in clause (iii) of such paragraph (g), issued by the Secretary of State of the state of incorporation of such Subsidiary.

          "Subsidiary Guaranty" means a guaranty of payment, substantially in the form of Exhibit J, executed by a Subsidiary in favor of the Administrative Agent, for the benefit of the Banks, pursuant to which such Subsidiary irrevocably Guarantees payment of all obligations of the Borrower under this Agreement, the Notes and the other Loan Documents.

          "Syndicated Loan Notes" means promissory notes of the Borrower, substantially in the form of Exhibit A-1, evidencing the obligation of the Borrower to repay the Syndicated Loans, together with all amendments, consolidations, modifications, renewals, and supplements thereto.

          "Syndicated Loans" means Loans made pursuant to the terms and conditions set forth in Section 2.02.

          "Termination Date" means November 17, 1999.

          "Third Parties" means all lessees, sublessees, licensees and other users of the Properties, excluding those users of the Properties in the ordinary course of the Borrower's business and on a temporary basis.

          "Transferee" has the meaning set forth in Section
9.08(d).

          "Unused Commitment" means at any date, with respect to any Bank, an amount equal to its Commitment less the aggregate outstanding principal amount of its Syndicated Loans.

          "Wachovia" means Wachovia Bank of North Carolina, N.A., a national banking association, and its successors.

          "Wholly Owned Subsidiary" means any Subsidiary all of the shares of capital stock or other ownership interests of which (except directors' qualifying shares) are at the time directly or indirectly owned by the Borrower.

          SECTION 1.02. Accounting Terms and Determinations. Unless otherwise specified herein, all terms of an accounting character used herein shall be interpreted, all accounting determinations hereunder shall be made, and all financial statements required to be delivered hereunder shall be prepared, in accordance with GAAP, applied on a basis consistent (except for changes concurred in by the Borrower's independent public accountants or otherwise required by a change in GAAP) with the most recent audited consolidated financial statements of the Borrower and its Consolidated Subsidiaries delivered to the Banks unless with respect to any such change concurred in by the Borrower's independent public accountants or required by GAAP, in determining compliance with any of the provisions of this Agreement or any of the other Loan Documents: (i) the Borrower shall have objected to determining such compliance on such basis at the time of delivery of such financial statements, or (ii) the Required Banks shall so object in writing within 30 days after the delivery of such financial statements, in either of which events such calculations shall be made on a basis consistent with those used in the preparation of the latest financial statements as to which such objection shall not have been made (which, if objection is made in respect of the first financial statements delivered under Section 5.01, shall mean the financial statements referred to in Section 4.04).

          SECTION 1.03. References. Unless otherwise indicated, references in this Agreement to "Articles", "Exhibits", "Schedules", "Sections" and other Subdivisions are references to articles, exhibits, schedules, sections and other subdivisions hereof.

          SECTION 1.04. Use of Defined Terms. All terms defined in this Agreement shall have the same defined meanings when used in any of the other Loan Documents, unless otherwise defined therein or unless the context shall require otherwise.

          SECTION 1.05. Terminology. All personal pronouns used in this Agreement, whether used in the masculine, feminine or neuter gender, shall include all other genders; the singular shall include the plural, and the plural shall include the singular. Titles of Articles and Sections in this Agreement are for convenience only, and neither limit nor amplify the provisions of this Agreement.

          SECTION 1.06. Subsidiary References. All references contained in this Agreement or in any other Loan Document to "Subsidiary", "Consolidated" or "consolidated" shall be without meaning unless and until the Borrower shall have a Subsidiary. These references remain in this Agreement for the purpose of allowing the Borrower future operating flexibility with respect to the creation of Subsidiaries.


                           ARTICLE II

                          THE CREDITS

          SECTION 2.01. Commitments to Lend. Each Bank severally agrees, on the terms and conditions set forth herein, to make Syndicated Loans to the Borrower from time to time before the Termination Date; provided that, immediately after each such Syndicated Loan is made, the aggregate principal amount of Syndicated Loans by such Bank shall not exceed the amount of its Commitment. Each Syndicated Borrowing under this Section shall be in an aggregate principal amount of $5,000,000 or any larger multiple of $1,000,000 (except that any such Syndicated Borrowing may be in the aggregate amount of the Unused Commitments) and shall be made from the several Banks ratably in proportion to
their respective Commitments.   The aggregate amount of Unused
Commitments available for Syndicated Loans shall be reduced automatically by the aggregate principal amount of all Money Market Loans outstanding under Section 2.03, but the Money Market Loans of a Bank shall not reduce such Bank's pro rata share of the aggregate Unused Commitments; provided, that, notwithstanding the foregoing, the Borrower may repay Money Market Loans with Syndicated Loans. Within the foregoing limits, the Borrower may borrow under this Section, repay or, to the extent permitted by
Section 2.10, prepay Syndicated Loans under this Section at any time before the Termination Date.

          SECTION 2.02. Method of Borrowing Syndicated Loans.
(a) The Borrower shall give the Administrative Agent notice (a "Notice of Borrowing"), which shall be substantially in the form of Exhibit E, on the same day for a Base Rate Borrowing, and at least 2 Euro-Dollar Business Days before each Euro-Dollar Borrowing (all such Notices of Borrowing being effective on the day delivered so long as the Administrative Agent shall have received same prior to 11:00 A.M., Atlanta, Georgia time), specifying:

          (i) the date of such Syndicated Borrowing, which shall be a Domestic Business Day in the case of a Base Rate
     Borrowing or a Euro-Dollar Business Day in the case of a Euro-Dollar Borrowing,

          (ii) the aggregate amount of such Syndicated Borrowing,

          (iii) whether the Syndicated Loans comprising such Syndicated Borrowing are to be Base Rate Loans or Euro-
     Dollar Loans, and

          (iv) the duration of the Interest Period applicable thereto, subject to the provisions of the definition of Interest
Period.

          (b) Upon receipt of a Notice of Borrowing, the Administrative Agent shall promptly notify each Bank of the contents thereof and of such Bank's ratable share of such Borrowing and such Notice of Borrowing shall not thereafter be revocable by the Borrower.

          (c) Not later than 2:00 P.M. (Atlanta, Georgia time) on the date of each Syndicated Borrowing, each Bank shall (except as provided in paragraph (d) of this Section) make available its ratable share of such Syndicated Borrowing, in Federal or other funds immediately available in Atlanta, Georgia, to the Administrative Agent at its address for payments referred to in
Section 9.01. Unless the Administrative Agent determines that any applicable condition specified in Article III has not been satisfied, the Administrative Agent will make the funds so received from the Banks available to the Borrower at the Administrative Agent's aforesaid address. Unless the Administrative Agent receives notice from a Bank, at the Administrative Agent's address for payments referred to in or specified pursuant to Section 9.01, (i) in the case of a Base Rate Borrowing, no later than 1:00 P.M. (local time at such address) on the same day as such Base Rate Borrowing and (ii) in the case of a Euro-Dollar Borrowing, no later than 1:00 P.M. (local time at such address) on the Domestic Business Day before the date of a Syndicated Borrowing, stating that such Bank will not make a Syndicated Loan in connection with such Borrowing, the Administrative Agent shall be entitled to assume that such Bank will make a Syndicated Loan in connection with such Syndicated Borrowing and, in reliance on such assumption, the Administrative Agent may (but shall not be obligated to) make available such Bank's ratable share of such Syndicated Borrowing to the Borrower for the account of such Bank. If the Administrative Agent makes such Bank's ratable share available to the Borrower and such Bank does not in fact make its ratable share of such Syndicated Borrowing available on such date, the Administrative Agent shall be entitled to recover such Bank's ratable share from such Bank or the Borrower (and for such purpose shall be entitled to charge such amount to any account of the Borrower maintained with the Administrative Agent), together with interest thereon for each day during the period from the date of such Syndicated Borrowing until such sum shall be paid in full at a rate per annum equal to the rate at which the Administrative Agent determines that it obtained (or could have obtained) overnight Federal funds to cover such amount for each such day during such period, provided that any such payment by the Borrower of such Bank's ratable share and interest thereon shall be without prejudice to any rights that the Borrower may have against such Bank. If the Administrative Agent does not exercise its option to advance funds for the account of such Bank, it shall forthwith notify the Borrower of such decision. The failure of any Bank to advance its ratable share of any Syndicated Borrowing (other than by reason of a Default or Event of Default) shall not release, modify or terminate the obligations of the Administrative Agent and the other Banks under this Agreement.

          (d) If any Bank makes a new Syndicated Loan hereunder on a day on which the Borrower is to repay all or any part of an outstanding Syndicated Loan from such Bank, such Bank shall apply the proceeds of its new Syndicated Loan to make such repayment and only an amount equal to the difference (if any) between the amount being borrowed and the amount being repaid shall be made available by such Bank to the Administrative Agent as provided in paragraph (c) of this Section, or remitted by the Borrower to the Administrative Agent as provided in Section 2.12, as the case may be.

          (e) Notwithstanding anything to the contrary contained in this Agreement, including, without limitation Section 2.01 and
Section 2.03, no Euro-Dollar Borrowing or Money Market Borrowing may be made if there shall have occurred a Default, which Default shall not have been cured or waived.

          (f) In the event that a Notice of Borrowing fails to specify whether the Syndicated Loans comprising such Syndicated Borrowing are to be Base Rate Loans or Euro-Dollar Loans, such Syndicated Loans shall be made as Base Rate Loans. If the Borrower is otherwise entitled under this Agreement to repay any Syndicated Loans maturing at the end of an Interest Period applicable thereto with the proceeds of a new Syndicated Borrowing, and the Borrower fails to repay such Syndicated Loans using its own moneys and fails to give a Notice of Borrowing in connection with such new Syndicated Borrowing, a new Syndicated Borrowing shall be deemed to be made on the date such Syndicated Loans mature in an amount equal to the principal amount of the Syndicated Loans so maturing, and the Syndicated Loans comprising such new Syndicated Borrowing shall be Base Rate Loans.

          (g) Notwithstanding anything to the contrary contained herein, including, without limitation, Section 2.01 and
Section 2.03, there shall not be more than 8 tranches of Euro-
Dollar Borrowings and/or Money Market Borrowings outstanding at any given time.

          SECTION 2.03. Money Market Loans. (a) In addition to making Syndicated Borrowings available to the Borrower, the Borrower may, as set forth in this Section 2.03, and for so long as the Borrower's Senior Debt Rating is either BBB- (or better) by Standard & Poor's or Baa3 (or better) by Moody's, request the Banks to make offers to make Money Market Borrowings available to the Borrower. The Banks may, but shall have no obligation to, make such offers and the Borrower may, but shall have no obligation to, accept any such offers in the manner set forth in this Section 2.03, provided that:

       (i)     there may be no more than 8 tranches of
     Euro-Dollar Borrowings and/or Money Market Borrowings outstanding at any given time; and

      (ii)     the aggregate principal amount of all Money Market
     Loans together with the aggregate principal amount of all Syndicated Loans, at any one time outstanding shall not exceed the Aggregate Commitments at such time.

          (b) When the Borrower wishes to request offers to make Money Market Loans, the Borrower shall give the Administrative Agent (which shall promptly notify the Banks) notice substantially in the form of Exhibit H hereto (a "Money Market Quote Request") so as to be received no later than 11:00 A.M. (Atlanta, Georgia time) at least 2 Domestic Business Days prior to the date of the Money Market Borrowing proposed therein (or such other time and date as the Borrower and the Administrative Agent, with the consent of the Required Banks, may agree), specifying:

       (i) the proposed date of such Money Market Borrowing, which shall be a Domestic Business Day (the "Quotation
     Date");

      (ii) the maturity date (or dates) (each a "Stated Maturity Date") for repayment of each Money Market Loan to be made as part of such Money Market Borrowing (which Stated Maturity Date shall be that date, at the election of the Borrower, occurring not less than 7 days but not exceeding 180 days from the date of such Money Market Borrowing); provided, that the Stated Maturity Date for any Money Market Loan may not extend beyond the Termination Date; and

     (iii) the aggregate amount of principal to be received by the Borrower as a result of such Money Market Borrowing, which shall be at least $10,000,000 (and in larger integral multiples of $1,000,000) but shall not cause the limits specified in Section 2.03(a) to be violated.

The Borrower may request offers to make Money Market Loans having up to 3 different Stated Maturity Dates in a single Money Market Quote Request; provided that the request for each separate Stated Maturity Date shall be deemed to be a separate Money Market Quote Request for a separate Money Market Borrowing. Except as provided in the immediately preceding sentence, the Borrower shall not deliver a Money Market Quote Request more frequently than once every 5 Domestic Business Days.

          (c) (i) Each Bank may, but shall have no obligation to, submit a response containing an offer to make a Money Market Loan substantially in the form of Exhibit I hereto (a "Money Market Quote") in response to any Money Market Quote Request; provided, that, if the Borrower's request under
     Section 2.03(b) specified more than 1 Stated Maturity Date, such Bank may, but shall have no obligation to, make a single submission containing a separate offer for each such Stated Maturity Date and each such separate offer shall be deemed to be a separate Money Market Quote. Each Money Market Quote must be submitted to the Administrative Agent not later than 10:00 A.M. (Atlanta, Georgia time) on the Quotation Date (or such other time and date as the Borrower and the Administrative Agent, with the consent of the Required Banks, may agree); provided that any Money Market Quote submitted by Wachovia may be submitted, and may only be submitted, if Wachovia notifies the Borrower of the terms of the offer contained therein not later than 9:45 A.M. (Atlanta, Georgia time) on the Quotation Date (or 15 minutes prior to the time that the other Banks must have submitted their respective Money Market Quotes). Subject to Section 6.01, any Money Market Quote so made shall be irrevocable except with the written consent of the Administrative Agent given on the written instructions of the Borrower.

               (ii)  Each Money Market Quote shall specify:

                    (A)  the proposed date of the Money Market
          Borrowing, the Stated Maturity Date therefor, and the date (or dates) that interest shall be due and payable if interest payments shall be required other than on the relevant Stated Maturity Date;

                    (B)  the minimum and maximum principal
          amounts, of the Money Market Borrowing which the quoting Bank is willing to make for the applicable Money Market Quote, which principal amounts (x) may be greater than or less than the Commitment of the quoting Bank, (y) shall be at least $5,000,000 or a larger integral multiple of $1,000,000, and (z) may not exceed the principal amount of the Money Market Borrowing for which offers were requested;

                    (C)  the rate of interest per annum (rounded
          upwards, if necessary, to the nearest 1/100th of 1%) offered for each such Money Market Loan (the "Money
          Market Rate"); and

                    (D)  the identity of the quoting Bank.

     Unless otherwise agreed by the Administrative Agent and the Borrower, no Money Market Quote shall contain qualifying, conditional or similar language or propose terms other than or in addition to those set forth in the applicable Money Market Quote Request (other than setting forth the minimum and maximum principal amounts of the Money Market Loan which the quoting Bank is willing to make for the applicable Stated Maturity Date) and, in particular, no Money Market Quote may be conditioned upon acceptance by the Borrower of all (or some specified minimum) of the principal amount of the Money Market Loan for which such Money Market Quote is being made.

          (d) The Administrative Agent shall as promptly as practicable after the Money Market Quote is submitted (but in any event not later than 11:00 A.M. (Atlanta, Georgia time) on the Quotation Date) notify the Borrower of the terms (i) of any Money Market Quote submitted by a Bank that is in accordance with
Section 2.03(c) and (ii) of any Money Market Quote that amends, modifies or is otherwise inconsistent with a previous Money Market Quote submitted by such Bank with respect to the same Money Market Quote Request. Any such subsequent Money Market Quote shall be disregarded by the Administrative Agent unless such subsequent Money Market Quote is submitted solely to correct a manifest error in such former Money Market Quote. The Administrative Agent's notice to the Borrower shall specify (A) the minimum and maximum aggregate principal amounts of the Money Market Borrowing for which offers have been received and (B) the respective minimum and maximum principal amounts and Money Market Rates so offered by each Bank (identifying the Bank that made each Money Market Quote).

          (e) Not later than 12:00 P.M. (Atlanta, Georgia time) on the Quotation Date (or such other time and date as the Borrower and the Administrative Agent, with the consent of the Required Banks, may agree), the Borrower shall notify the Administrative Agent of its acceptance or nonacceptance of the offers so notified to it pursuant to Section 2.03(d) and the Administrative Agent shall promptly notify each affected Bank. In the case of acceptance, such notice shall specify the aggregate principal amount of offers (for each Stated Maturity
Date) that are accepted. The Borrower may accept any Money Market Quote in whole or in part (provided that any Money Market Quote accepted in part from any Bank shall not be less than the amount set forth in the Money Market Quote of such Bank as the minimum principal amount of the Money Market Loan such Bank was willing to make for the applicable Stated Maturity Date); provided that:

       (i)     the aggregate principal amount of each Money
     Market Borrowing may not exceed the applicable amount set forth in the related Money Market Quote Request;

      (ii)     the aggregate principal amount of each Money
     Market Borrowing shall be at least $5,000,000 (and in larger multiples of $1,000,000) but shall not cause the limits specified in Section 2.03(a) to be violated;

     (iii) acceptance of offers may only be made in ascending order of Money Market Rates; and

      (iv) the Borrower may not accept any offer where the Administrative Agent has advised the Borrower that such offer fails to comply with Section 2.03(c)(ii) or otherwise fails to comply with the requirements of this Agreement (including without limitation, Section 2.03(a)).

If offers are made by 2 or more Banks with the same Money Market Rates for a greater aggregate principal amount than the amount in respect of which offers are accepted for the related Stated Maturity Date, the principal amount of Money Market Loans in respect of which such offers are accepted shall be allocated by the Borrower among such Banks as nearly as possible (in multiples of $100,000) in proportion to the aggregate principal amount of such offers. Determinations by the Borrower of the amounts of Money Market Loans shall be conclusive in the absence of manifest error.

          (f) Any Bank whose offer to make any Money Market Loan has been accepted shall, not later than 1:30 P.M. (Atlanta, Georgia time) on the Quotation Date, make the appropriate amount of such Money Market Loan available to the Administrative Agent at its address referred to in Section 9.01 in immediately available funds. The amount so received by the Administrative Agent shall, subject to the terms and conditions of this Agreement, be made available to the Borrower on such date by depositing the same, in immediately available funds, in an account of the Borrower maintained with Wachovia.

          SECTION 2.04. Notes. (a) The Syndicated Loans of each Bank shall be evidenced by a single Syndicated Loan Note payable to the order of such Bank for the account of its Lending Office in an amount equal to the original principal amount of such Bank's Commitment.

          (b) The Money Market Loans made by any Bank to the
Borrower shall be evidenced by a single Money Market Note payable to the order of such Bank for the account of its Lending Office in the principal amount of the Aggregate Commitments.

          (c)  Upon receipt of each Bank's Note pursuant to
Section 3.01, the Administrative Agent shall deliver such Note to such Bank. Each Bank shall record, and prior to any transfer of its Note shall endorse on the schedule forming a part thereof appropriate notations to evidence the date, amount and maturity of each Loan made by it, the date and amount of each payment of principal made by the Borrower with respect thereto and whether such Loan is a Base Rate Loan or Euro-Dollar Loan, and such schedule shall constitute rebuttable presumptive evidence of the principal amount owing and unpaid on such Bank's Note; provided that the failure of any Bank to make any such recordation or endorsement shall not affect the obligation of the Borrower hereunder or under the Notes. Within 10 Domestic Business Day's of the Borrower's request, any Bank shall furnish to the Borrower a copy of the schedule referred to in the immediately preceding sentence. Each Bank is hereby irrevocably authorized by the Borrower so to endorse its Notes and to attach to and make a part of any Note a continuation of any such schedule as and when required.

          SECTION 2.05. Maturity of Loans.  (a) Each Syndicated
Loan included in any Syndicated Borrowing shall mature, and the principal amount thereof shall be due and payable, on the last day of the Interest Period applicable to such Syndicated
Borrowing.

          (b) Each Money Market Loan included in any Money Market
Borrowing shall mature, and the principal amount thereof shall be due and payable upon the Stated Maturity Date therefor.

          (c) The outstanding principal amount of the Loans together with all accrued but unpaid interest thereon, if any, shall be due and payable on the Termination Date.

          SECTION 2.06. Interest Rates. (a) "Applicable Margin" means (i) for any Base Rate Loan, 0%, and (ii) for any Euro-Dollar Loan, at any time when the Senior Debt Rating is
(u) A (or better) by Standard & Poor's and A2 (or better) by Moody's, 0.20%, (v) either A- by Standard & Poor's or A3 by Moody's, 0.225%, (w) BBB+ by Standard & Poor's or Baa1 by Moody's, 0.275%, (x) either BBB by Standard & Poor's or Baa2 by Moody's, 0.325%, (y) either BBB- by Standard & Poor's or Baa3 by Moody's, 0.45%, and (z) either BB+ by Standard & Poor's or Ba1 by Moody's, 0.70%. In determining the Applicable Margin in all cases above except for clause (u), the higher Senior Debt Rating shall be controlling (provided, that, if the Senior Debt Rating issued by only one of the two Rating Agencies would qualify the Borrower for the pricing set forth on clause (u) above, then, pricing shall be determined by clause (v) above). Should either
(x) the Senior Debt Rating be other than any of the foregoing combinations or (y) Standard & Poor's or Moody's cease to provide a Senior Debt Rating, then interest on the Loans shall be determined by clause (z) above. The Applicable Margin shall be adjusted on the date on which any change in the Senior Debt Rating occurs.

          (b) Each Base Rate Loan shall bear interest on the outstanding principal amount thereof, for each day from the date such Loan is made until it is repaid, at a rate per annum equal to the Base Rate for such day plus the Applicable Margin. Such interest shall be payable on the last day of each calendar month. Any overdue principal of and, to the extent permitted by applicable law, overdue interest on any Base Rate Loan shall bear interest, payable on demand, for each day until paid at a rate per annum equal to the Default Rate.

          (c) Each Euro-Dollar Loan shall bear interest on the outstanding principal amount thereof, for the Interest Period applicable thereto, at a rate per annum equal to the sum of the Applicable Margin plus the applicable Adjusted London Interbank Offered Rate for such Interest Period. Such interest shall be payable for each Interest Period on the last day thereof; provided, that if the Interest Period is 6 months, interest shall be payable on the last day of the third month thereof and on the last day thereof. Any overdue principal of and, to the extent permitted by law, overdue interest on any Euro-Dollar Loan shall bear interest, payable on demand, for each day until paid at a rate per annum equal to the Default Rate.

          The "Adjusted London Interbank Offered Rate" applicable to any Interest Period means a rate per annum equal to the quotient obtained (rounded upwards, if necessary, to the next higher 1/100th of 1%) by dividing (i) the applicable London Interbank Offered Rate for such Interest Period by (ii) 1.00 minus the Euro-Dollar Reserve Percentage.

          The "London Interbank Offered Rate" applicable to any Euro-Dollar Loan means for the Interest Period of such Euro-Dollar Loan, the rate per annum determined on the basis of the offered rate for deposits in Dollars of amounts equal or comparable to the principal amount of such Euro-Dollar Loan offered for a term comparable to such Interest Period, which rates appear on the Reuters Screen LIBO Page as of 11:00 A.M., London time, 2 Euro-Dollar Business Days prior to the first day of such Interest Period, provided that (i) if more than 1 such offered rate appears on the Reuters Screen LIBO Page, the "London Interbank Offered Rate" will be the arithmetic average (rounded upward, if necessary, to the next higher 1/100th of 1%) of such offered rates; (ii) if no such offered rates appear on such page, the "London Interbank Offered Rate" for such Interest Period will be the arithmetic average (rounded upward, if necessary, to the next higher 1/100th of 1%) of rates quoted by not less than 2 major banks in New York City, selected by the Administrative Agent, at approximately 10:00 A.M., New York City time, 2 Euro-Dollar Business Days prior to the first day of such Interest Period, for deposits in Dollars offered to leading European banks for a period comparable to such Interest Period in an amount comparable to the principal amount of such Euro-Dollar Loan.

          "Euro-Dollar Reserve Percentage" means for any day that percentage (expressed as a decimal) which is in effect on such day, as prescribed by the Board of Governors of the Federal Reserve System (or any successor) for determining the maximum reserve requirement for a member bank of the Federal Reserve System in respect of "Eurocurrency liabilities" (or in respect of any other category of liabilities which includes deposits by reference to which the interest rate on Euro-Dollar Loans is determined or any category of extensions of credit or other assets which includes loans by a non-United States office of any Bank to United States residents). The Adjusted London Interbank Offered Rate shall be adjusted automatically on and as of the effective date of any change in the Euro-Dollar Reserve Percentage.

          (d) Each Money Market Loan shall bear interest on the outstanding principal amount thereof, for each day from the date such Money Market Loan is made until it becomes due, at a rate per annum equal to the applicable Money Market Rate set forth in the relevant Money Market Quote. Such interest shall be payable at the time (or times) specified in the relevant Money Market Quote for such Money Market Loan, or, if no such time is specified, on the Stated Maturity Date thereof.

          (e) The Administrative Agent shall determine each interest rate applicable to the Loans hereunder. The Administrative Agent shall give prompt notice to the Borrower and the Banks by telecopier of each rate of interest so determined, and its determination thereof shall be conclusive in the absence of manifest error.

          (f) After the occurrence and during the continuance of a Default, the principal amount of the Loans (and, to the extent permitted by applicable law, all accrued interest thereon) may, at the election of the Required Banks, bear interest at the Default Rate.

          SECTION 2.07. Fees. (a) The Borrower shall pay to the Administrative Agent for the ratable account of each Bank an aggregate facility fee (the "Facility Fee") equal to the product of (i) the average aggregate amount of the Commitments in existence during any relevant period, irrespective of usage, times (ii) the following applicable percentage: at any time when the Senior Debt Rating is (u) A (or better) by Standard & Poor's and A2 (or better) by Moody's, 0.10%, (v) either A- by Standard & Poor's or A3 by Moody's, 0.125%, (w) either BBB+ by Standard & Poor's or Baa1 by Moody's, 0.15%, (x) either BBB by Standard & Poor's or Baa2 by Moody's, 0.175%, (y) either BBB- by Standard & Poor's or Baa3 by Moody's, 0.20%, and (z) BB+ by Standard & Poor's or Ba1 by Moody's, 0.30%. Should either (x) the Senior Debt Rating be other than any of the foregoing combinations or
(y) Standard & Poor's and Moody's cease to provide a Senior Debt Rating, then the Facility Fee shall be determined by clause (z) above. In determining the appropriate Facility Fee in all cases above except for clause (u), the higher Senior Debt Rating shall be controlling (provided, that, if the Senior Debt Rating issued by only one of the two Rating Agencies would qualify the Borrower for the pricing set forth in clause (u) above, then, pricing shall be determined by clause (v) above). The Facility Fee shall be adjusted on the date on which any change in the Senior Debt Rating occurs. The Facility Fee shall accrue at all times from and including the Closing Date to but excluding the Termination Date and shall be payable in arrears, on each Quarterly Date and on the Termination Date.

          (b)  The Borrower shall pay to the Administrative
Agent, for the account and sole benefit of the Administrative
Agent, such fees and other amounts at such times as set forth in the Agent's Letter Agreement.

          SECTION 2.08. Optional Termination or Reduction of Commitments. The Borrower may, upon at least 3 Domestic Business Days' notice to the Administrative Agent, terminate at any time, or proportionately reduce the Unused Commitments from time to time by an aggregate amount of at least $5,000,000 or any larger multiple of $1,000,000. If the Commitments are terminated in their entirety, all accrued fees (as provided under Section 2.07) shall be due and payable on the effective date of such termination.

          SECTION 2.09. Mandatory Reduction and Termination of
Commitments.  The Commitments shall terminate on the Termination
Date and any Loans then outstanding (together with accrued interest thereon) shall be due and payable on such date.

          SECTION 2.10. Optional Prepayments. (a) The Borrower may, upon at least (x) 1 Domestic Business Days' notice, with respect to Base Rate Loans, and (y) 2 Euro-Dollar Business Days' Notice, with respect to Euro-Dollar Loans, (which notice in each case may specify which Borrowings are to be prepaid) to the Administrative Agent, and payment to the Administrative Agent, for the ratable benefit of the Banks, of any amounts that may be required in connection with Euro-Dollar Borrowings by Section 8.05, prepay any Borrowing (to the extent not precluded by Section 2.10(b)) in whole at any time, or from time to time in part in amounts aggregating at least $5,000,000, or any larger multiple of $1,000,000, by paying the principal amount to be prepaid together with accrued interest thereon to the date of prepayment. Each such optional prepayment shall be applied to prepay ratably the Loans of the several Banks included in such relevant Borrowing.

          (b) The Borrower may not prepay all or any portion of the principal amount of any Money Market Loan prior to the relevant Stated Maturity Date therefor.

          (c) Upon receipt of a notice of prepayment pursuant to this Section 2.10, the Administrative Agent shall promptly notify each Bank of the contents thereof and of such Bank's ratable share of such prepayment and such notice shall not thereafter be revocable by the Borrower.

          SECTION 2.11. Mandatory Prepayments. On each date on which the Commitments are reduced pursuant to Section 2.08 or
Section 2.09, the Borrower shall repay or prepay such principal amount of the outstanding Loans, if any (together with interest accrued thereon), as may be necessary so that after such payment the aggregate unpaid principal amount of the Loans does not exceed the aggregate amount of the Commitments as then reduced.

          SECTION 2.12. General Provisions as to Payments.
(a) The Borrower shall make each payment of principal of, and interest on, the Loans and of facility fees hereunder, not later than 12:00 P.M. (Atlanta, Georgia time) on the date when due, in Federal or other funds immediately available in Atlanta, Georgia, to the Administrative Agent at its address for payments referred to in Section 9.01. The Administrative Agent will promptly distribute to each Bank its ratable share of each such payment received by the Administrative Agent for the account of the Banks.

          (b) Whenever any payment of principal of, or interest on, the Base Rate Loans or Money Market Loans or of fees hereunder shall be due on a day which is not a Domestic Business Day, the date for payment thereof shall be extended to the next succeeding Domestic Business Day. Whenever any payment of principal of or interest on, the Euro-Dollar Loans shall be due on a day which is not a Euro-Dollar Business Day, the date for payment thereof shall be extended to the next succeeding Euro-Dollar Business Day unless such Euro-Dollar Business Day falls in another calendar month, in which case the date for payment thereof shall be the next preceding Euro-Dollar Business Day.

          (c) All payments of principal, interest and fees and all other amounts to be made by the Borrower pursuant to this Agreement with respect to any Loan or fee relating thereto shall be paid without deduction for, and free from, any tax, imposts, levies, duties, deductions, or withholdings of any nature now or at anytime hereafter imposed by any governmental authority or by any taxing authority thereof or therein excluding in the case of each Bank, U.S. income taxes and taxes imposed on or measured by its net income, taxes on capital, profits or gains, and franchise taxes imposed on it, by the jurisdiction under the laws of which such Bank (as the case may be) is organized or any political subdivision thereof and, in the case of each Bank, taxes imposed on its income, and franchise taxes imposed on it, by the jurisdiction of such Bank's applicable Lending Office or any political subdivision thereof (all such non-excluded taxes, imposts, levies, duties, deductions or withholdings of any nature being "Taxes"). In the event that the Borrower is required by applicable law to make any such withholding or deduction of Taxes with respect to any Loan or fee or other amount, the Borrower shall pay such deduction or withholding to the applicable taxing authority, shall promptly furnish to any Bank in respect of which such deduction or withholding is made all receipts and other documents evidencing such payment and shall pay to such Bank additional amounts as may be necessary in order that the amount received by such Bank after the required withholding or other payment shall equal the amount such Bank would have received had no such withholding or other payment been made. If no withholding or deduction of Taxes are payable in respect to any Loan or fee relating thereto, the Borrower shall furnish, at the Agent's request, a certificate from each applicable taxing authority or an opinion of counsel acceptable to such, in either case stating that such payments are exempt from or not subject to withholding or deduction of Taxes. If the Borrower fails to provide such original or certified copy of a receipt evidencing payment of Taxes or certificate(s) or opinion of counsel of exemption, the Borrower hereby agrees to compensate such Bank for, and indemnify them with respect to, the tax consequences of the Borrower's failure to provide evidence of tax payments or tax exemption.

          Each Bank agrees, as soon as practicable after receipt by it of a request by the Borrower to do so, to file all appropriate forms and take other appropriate action to obtain a certificate or other appropriate document from the appropriate governmental authority in the jurisdiction imposing the relevant Taxes, establishing that it is entitled to receive payments of principal and interest under this Agreement and the Notes without deduction and free from withholding of any Taxes imposed by such jurisdiction; provided, that, if it is unable, for any reason, to establish such exemption, or to file such forms and, in any event, during such period of time as such request for exemption is pending, the Borrower shall nonetheless remain obligated under the terms of the immediately preceding paragraph.

          In the event any Bank receives a refund of any Taxes paid by the Borrower pursuant to this Section 2.12(c), it will pay to the Borrower the amount of such refund promptly upon receipt thereof; provided, however, if at any time thereafter it is required to return such refund, the Borrower shall promptly repay to it the amount of such refund.

          Without prejudice to the survival of any other agreement of the Borrower hereunder, the agreements and obligations of the Borrower and the Banks contained in this
Section 2.12(c) shall be applicable with respect to any Participant, Assignee or other Transferee, and any calculations required by such provisions (i) shall be made based upon the circumstances of such Participant, Assignee or other Transferee, and (ii) constitute a continuing agreement and shall survive the termination of this Agreement and the payment in full or cancellation of the Notes.

          SECTION 2.13. Computation of Interest and Fees. Interest on the Loans shall be computed on the basis of a year of 360 days and paid for the actual number of days elapsed, calculated as to each Interest Period from and including the first day thereof to but excluding the last day thereof.
Facility fees and any other fees from time to time payable hereunder shall be computed on the basis of a year of 360 days and paid for the actual number of days elapsed (including the first day but excluding the last day).


                          ARTICLE III

                    CONDITIONS TO BORROWINGS

          SECTION 3.01. Conditions to First Borrowing. The obligation of each Bank to make a Syndicated Loan on the occasion of the first Syndicated Borrowing is subject to the satisfaction of the conditions set forth in Section 3.02 and receipt by the Administrative Agent of the following (in sufficient number of counterparts (except as to the Notes) for delivery of a counterpart to each Bank and retention of one counterpart by the Administrative Agent):

          (a) from each of the parties hereto of either (i) a duly executed counterpart of this Agreement signed by such party or (ii) a facsimile transmission stating that such party has duly executed a counterpart of this Agreement and sent such counterpart to the Administrative Agent;

          (b)  a duly executed (i) Syndicated Loan Note and
     (ii) Money Market Loan Note for the account of each Bank complying with the provisions of Section 2.03;

          (c) an opinion letter (together with any opinions of local counsel relied on therein) of Akin, Gump, Strauss, Hauer & Feld, L.L.P., counsel for the Borrower, dated as of the Closing Date, substantially in the form of Exhibit B and covering such additional matters relating to the transactions contemplated hereby as the Administrative Agent or any Bank may reasonably request;

          (d) an opinion of Jones, Day, Reavis & Pogue, special counsel for the Administrative Agent, dated as of the Closing Date, substantially in the form of Exhibit C and covering such additional matters relating to the transactions contemplated hereby as the Administrative Agent or any Bank may reasonably request;

          (e) a certificate (the "Closing Certificate") substantially in the form of Exhibit F), dated as of the Closing Date, signed by a principal financial officer of the Borrower, to the effect that (i) no Default has occurred and is continuing on the Closing Date, and (ii) the representations and warranties of the Borrower contained in
     Article IV are true on and as of the Closing Date;

          (f)  a termination letter pertaining to the
     cancellation by the Borrower of all of the Commitments under that certain Credit Agreement, dated June 4, 1993, among the Borrower, the Banks party thereto, and Wachovia Bank of North Carolina, N.A., as agent;

          (g) all documents which the Administrative Agent or any Bank may reasonably request relating to the existence of the Borrower, the corporate authority for and the validity of this Agreement and the Notes, and any other matters relevant hereto, all in form and substance reasonably satisfactory to the Administrative Agent, including, without limitation, a certificate of incumbency of the Borrower, signed by the Secretary or an Assistant Secretary of the Borrower, certifying as to the names, true signatures and incumbency of the officer or officers of the Borrower authorized to execute and deliver the Loan Documents, and certified copies of the following items: (i) the Borrower's Certificate of Incorporation, (ii) the Borrower's Bylaws,
     (iii) a certificate of the Secretary of State of the State of North Carolina as to the good standing of the Borrower as a North Carolina corporation, and (iv) the action taken by the Board of Directors of the Borrower authorizing the Borrower's execution, delivery and performance of this Agreement, the Notes and the other Loan Documents to which the Borrower is a party; and

          (h)  a Notice of Borrowing.

          SECTION 3.02. Conditions to All Borrowings. The obligation of each Bank to make a Syndicated Loan not representing a refinancing of an outstanding Borrowing by means of a Base Rate Borrowing on the occasion of each Syndicated Borrowing is subject to the satisfaction of the following conditions:

          (a) receipt by the Administrative Agent of a Notice of Borrowing;

          (b) the fact that, immediately before and after such Borrowing, no Default shall have occurred and be continuing;

          (c) the fact that the representations and warranties of the Borrower contained in Article IV of this Agreement shall be true on and as of the date of such Borrowing (other than representations and warranties which specifically relate to an earlier date); and

          (d)  the fact that, immediately after such Syndicated
     Borrowing, the aggregate outstanding principal amount of the Syndicated Loans of each Bank will not exceed the amount of its Commitment.

Each Borrowing (both Syndicated and Money Market) hereunder shall be deemed to be a representation and warranty by the Borrower on the date of such Borrowing as to the truth and accuracy of the facts specified in paragraphs (b), (c) and (d) of this Section; provided that such Borrowing shall not be deemed to be such a representation and warranty to the effect set forth in Section 4.04(b).


                           ARTICLE IV

                 REPRESENTATIONS AND WARRANTIES

          The Borrower represents and warrants that:

          SECTION 4.01. Corporate Existence and Power. The Borrower is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, is duly qualified to transact business in every jurisdiction where, by the nature of its business, such qualification is necessary and where the failure to so qualify will not have or will not reasonably be expected to have a Material Adverse Effect, and has all corporate powers and all material governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted.

          SECTION 4.02. Corporate and Governmental Authorization; No Contravention. The execution, delivery and performance by the Borrower of this Agreement, the Notes and the other Loan Documents (i) are within the Borrower's corporate powers, (ii) have been duly authorized by all necessary corporate action,
(iii) require no action by or in respect of or filing with, any governmental body, agency or official, (iv) do not contravene, or constitute a default under, any provision of applicable law or regulation or of the certificate of incorporation or by-laws of the Borrower or of any agreement, judgment, injunction, order, decree or other instrument binding upon the Borrower or any of its Subsidiaries, and (v) do not result in the creation or imposition of any Lien on any asset of the Borrower or any of its Subsidiaries.

          SECTION 4.03. Binding Effect. This Agreement constitutes a valid and binding agreement of the Borrower enforceable in accordance with its terms, and the Notes and the other Loan Documents, when executed and delivered in accordance with this Agreement, will constitute valid and binding obligations of the Borrower enforceable in accordance with their respective terms, provided that the enforceability hereof and thereof is subject in each case to general principles of equity and to bankruptcy, insolvency and similar laws affecting the enforcement of creditors' rights generally.

          SECTION 4.04. Financial Information. (a) The consolidated balance sheet of the Borrower and its Consolidated Subsidiaries as of January 1, 1994 and the related consolidated statements of income, shareholders' equity and cash flows for the Fiscal Year then ended, reported on by Coopers & Lybrand, copies of which have been delivered to each of the Banks, and the unaudited consolidated financial statements of the Borrower for the interim period ended September 10, 1994, copies of which have been delivered to each of the Banks, fairly present, in conformity with GAAP, the consolidated financial position of the Borrower and its Consolidated Subsidiaries as of such dates and their consolidated results of operations and cash flows for such periods stated.

          (b) Since January 1, 1994, there has been no event, act, condition or occurrence having a Material Adverse Effect, except for any store closings that are part of the Borrower's business and financing plans for Fiscal Year 1994 described in the Borrower's 8-K dated January 7, 1994.

          SECTION 4.05. No Litigation. There is no action, suit or proceeding pending, or to the knowledge of the Borrower threatened, against or affecting the Borrower or any of its Subsidiaries before any court or arbitrator or any governmental body, agency or official which creates a reasonable possibility of having or causing a Material Adverse Effect or which in any manner draws into question the validity of or creates a reasonable possibility of impairing the ability of the Borrower to perform its obligations under, this Agreement, the Notes or any of the other Loan Documents.

          SECTION 4.06. Compliance with ERISA. (a) The Borrower and each member of the Controlled Group have fulfilled their obligations under the minimum funding standards of ERISA and the Code with respect to each Plan and are in compliance in all material respects with the presently applicable provisions of ERISA and the Code, and have not incurred any liability to the PBGC or a Plan under Title IV of ERISA.

          (b) Neither the Borrower nor any member of the Controlled Group has incurred any withdrawal liability with respect to any Multiemployer Plan under Title IV of ERISA, and no such liability is expected to be incurred.

          SECTION 4.07. Compliance with Laws; Taxes. The Borrower and its Subsidiaries are in compliance in all material respects with all applicable laws, regulations and similar requirements of governmental authorities, except where such compliance is being contested in good faith through appropriate proceedings. There have been filed on behalf of the Borrower and its Subsidiaries all Federal, state and local income, excise, property and other tax returns which are required to be filed by them and all taxes due pursuant to such returns or pursuant to any assessment received by or on behalf of the Borrower or any Subsidiary have been paid, unless the terms of Section 5.10(a) permit non-payment. The charges, accruals and reserves on the books of the Borrower and its Subsidiaries in respect of taxes or other governmental charges are, in the opinion of the Borrower, adequate. As of the Closing Date, United States income tax returns of the Borrower and its Subsidiaries' have been examined and closed through the Fiscal Year ended December 29, 1990.

          SECTION 4.08. Subsidiaries. Each of the Borrower's Subsidiaries is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, is duly qualified to transact business in every jurisdiction where, by the nature of its business, such qualification is necessary except where the failure to so qualify will not have and will not reasonably be expected to have a Material Adverse Effect, and has all corporate powers and all material governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted.
The Borrower has no Subsidiaries except for those Subsidiaries listed on Schedule 4.08 (as such Schedule may be supplemented from time to time by the Borrower), which accurately sets forth each such Subsidiary's complete name and jurisdiction of incorporation.

          SECTION 4.09. Not an Investment Company.  Neither the
Borrower nor any of its Subsidiaries is an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

          SECTION 4.10. Ownership of Property; Liens. Each of the Borrower and its Consolidated Subsidiaries has title to its properties sufficient for the conduct of its business, and none of such property is subject to any Lien except as permitted in
Section 5.05.

          SECTION 4.11. No Default. Neither the Borrower nor any of its Consolidated Subsidiaries is in default under or with respect to any agreement, instrument or undertaking to which it is a party or by which it or any of its property is bound which could reasonably be expected to have a Material Adverse Effect. No Default or Event of Default has occurred and is continuing.

          SECTION 4.12. Full Disclosure. All information heretofore furnished by the Borrower to the Administrative Agent or any Bank for purposes of or in connection with this Agreement or any transaction contemplated hereby is, and all such information hereafter furnished by the Borrower to the Administrative Agent or any Bank will be, true, accurate and complete in every material respect or based on reasonable estimates on the date as of which such information is stated or certified. The Borrower has disclosed to the Banks in writing any and all facts which will have or cause, or will be reasonably likely to have or cause, a Material Adverse Effect.

          SECTION 4.13. Environmental Matters. (a) Neither the Borrower nor any Subsidiary is subject to any Environmental Liability which could have or cause a Material Adverse Effect and neither the Borrower nor any Subsidiary has been designated as a potentially responsible party under CERCLA or under any state statute similar to CERCLA, with respect to any matter or matters which, individually, or in the aggregate, could have or cause a Material Adverse Effect. None of the Properties has been identified on any current or proposed (i) National Priorities List under 40 C.F.R. 300, (ii) CERCLIS list or (iii) any list arising from a state statute similar to CERCLA, relating to any matter or matters which, individually or in the aggregate, could have or cause a Material Adverse Effect.

          (b) No Hazardous Materials have been or are being used, produced, manufactured, processed, treated, recycled, generated, stored, disposed of, managed or otherwise handled at, or shipped or transported to or from the Properties or are otherwise present at, on, in or under the Properties, or, to the best of the knowledge of the Borrower, at or from any adjacent site or facility, except for Hazardous Materials, such as cleaning solvents, pesticides, petroleum and chemical-based consumer products, and other materials used, produced, manufactured, processed, treated, recycled, generated, stored, disposed of, managed, or otherwise handled in commercially reasonable amounts in the ordinary course of business in compliance with all applicable Environmental Requirements, and such other Hazardous Materials the unlawful discharge of which could not have or cause a Material Adverse Effect.

          (c) The Borrower and each of its Subsidiaries has procured all Environmental Authorizations necessary for the conduct of its business, and is in compliance with all Environmental Requirements in connection with the operation of the Properties and the Borrower's and each of its Subsidiary's respective businesses, except where the failure to comply could not have or cause a Material Adverse Effect.

          SECTION 4.14. Capital Stock. All Capital Stock, debentures, bonds, notes and all other securities of the Borrower and its Subsidiaries presently issued and outstanding are validly and properly issued in accordance with all applicable laws, including but not limited to, the "Blue Sky" laws of all applicable states and the federal securities laws. The issued shares of Capital Stock of the Borrower's Wholly Owned Subsidiaries is owned by the Borrower free and clear of any Lien or adverse claim. At least a majority of the issued shares of capital stock of each of the Borrower's other Subsidiaries (other than Wholly Owned Subsidiaries) is owned by the Borrower free and clear of any Lien or adverse claim.

          SECTION 4.15. Margin Stock. Neither the Borrower nor any of its Subsidiaries is engaged principally, or as one of its important activities, in the business of purchasing or carrying any Margin Stock, and no part of the proceeds of any Loan will be used to purchase or carry any Margin Stock or to extend credit to others for the purpose of purchasing or carrying any Margin Stock, or be used for any purpose which violates, or which is inconsistent with, the provisions of Regulation X.

          SECTION 4.16. Insolvency. After giving effect to the execution and delivery of the Loan Documents and the making of the Loans under this Agreement, the Borrower will not be "insolvent," within the meaning of such term as used in N.C. GEN. STAT. 23-3, as amended from time to time, or as defined in
 101 of Title 11 of the United States Code, as amended from time to time, or be unable to pay its debts generally as such debts become due, or have an unreasonably small capital to engage in any business or transaction, whether current or contemplated.

          SECTION 4.17. Insurance. The Borrower maintains, with financially sound and reputable insurance companies, insurance (including appropriate self-insurance) on all of its property in at least such amounts (with such deductibles and retentions) and at least against such risks as are usually insured against in the same general area by companies of established repute engaged in the same or similar business and owning similar assets in the same general areas as the Borrower.

          SECTION 4.18. Public Utility Holding Company Act. Neither the Borrower nor any of its Subsidiaries is a "holding company", or a "subsidiary company" of a "holding company", or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company", as such terms are defined in the Public Utility Holding Company Act of 1935, as amended.


                           ARTICLE V

                           COVENANTS

          The Borrower agrees that, so long as any Bank has any Commitment hereunder or any amount payable hereunder or under any Note remains unpaid:

          SECTION 5.01. Information. The Borrower will deliver to each of the Banks:

          (a) as soon as available and in any event within 100 days after the end of each Fiscal Year, a consolidated balance sheet of the Borrower and its Consolidated Subsidiaries as of the end of such Fiscal Year and the related consolidated statements of income, shareholders' equity and cash flows for such Fiscal Year, setting forth in each case in comparative form the figures for the previous fiscal year, all certified by Coopers & Lybrand or other independent public accountants of nationally recognized standing, with such certification to be free of exceptions and qualifications not reasonably acceptable to the Required Banks;

          (b) as soon as available and in any event within 60 days after the end of each Fiscal Quarter, a consolidated balance sheet of the Borrower and its Consolidated Subsidiaries as of the end of such quarter and the related statement of income and statement of cash flows for such quarter and for the portion of the Fiscal Year ended at the end of such Fiscal Quarter, setting forth in each case in comparative form the figures for the corresponding Fiscal Quarter and the corresponding portion of the previous Fiscal Year, all certified (subject to normal year-end adjustments) as to fairness of presentation, GAAP and consistency by the chief financial officer or the chief accounting officer of the Borrower;

          (c) simultaneously with the delivery of each set of annual financial statements referred to in paragraph (a) above, a statement of the firm of independent public accountants which reported on such statements to the effect that nothing has come to their attention to cause them to believe that any Default existed on the date of such financial statements or if any such Default has come to their attention, specifying the nature and period of existence thereof, provided that such accountants shall not be liable by reason of any failure to obtain knowledge of any such Default in the course of their examination;

          (d) simultaneously with the delivery of each set of financial statements referred to in paragraphs (a) and (b) above, a certificate, substantially in the form of Exhibit G (a "Compliance Certificate"), of the chief financial officer, the chief accounting officer or the treasurer of the Borrower (i) setting forth in reasonable detail the calculations required to establish whether the Borrower was in compliance with the requirements of Sections 5.03 through 5.05, inclusive, Section 5.08, and Sections 5.17, 5.18 and 5.20, on the date of such financial statements and (ii) stating whether any Default exists on the date of such certificate and, if any Default then exists, setting forth the details thereof and the action which the Borrower is taking or proposes to take with respect thereto;

          (e) within 5 Domestic Business Days after the Borrower becomes aware of the occurrence of any Default, a certificate of the chief financial officer, the chief accounting officer or the treasurer of the Borrower setting forth the details thereof and the action which the Borrower is taking or proposes to take with respect thereto;

          (f) promptly upon the mailing thereof to the shareholders of the Borrower generally, copies of all financial statements, reports and proxy statements so mailed;

          (g) promptly upon the filing thereof, copies of all registration statements (other than the exhibits thereto and any registration statements on Form S-8 or its equivalent) and annual, quarterly or monthly reports which the Borrower shall have filed with the Securities and Exchange Commission;

          (h) if and when any member of the Controlled Group (i) gives or is required to give notice to the PBGC of any "reportable event" (as defined in Section 4043 of ERISA) with respect to any Plan which might constitute grounds for a termination of such Plan under Title IV of ERISA, or knows that the plan administrator of any Plan has given or is required to give notice of any such reportable event, a copy of the notice of such reportable event given or required to be given to the PBGC; (ii) receives notice of complete or partial withdrawal liability under Title IV of ERISA, a copy of such notice; or (iii) receives notice from the PBGC under Title IV of ERISA of an intent to terminate or appoint a trustee to administer any Plan, a copy of such notice;

          (i) contemporaneously with the mailing thereof, copies of all notices delivered by the Borrower under the Senior
     Note Agreement; and

          (j) from time to time such additional information regarding the financial position or business of the Borrower and its Subsidiaries as the Administrative Agent, at the request of any Bank, may reasonably request.

          SECTION 5.02. Inspection of Property, Books and Records. The Borrower will (i) keep, and cause each Subsidiary to keep, proper books of record and account in which full, true and correct entries in conformity with GAAP shall be made of all dealings and transactions in relation to its business and activities; and (ii) permit, and cause each Subsidiary to permit, representatives of any Bank at such Bank's expense prior to the occurrence of a Default and at the Borrower's reasonable expense after the occurrence of a Default to visit and inspect any of their respective properties, to examine and make abstracts from any of their respective books and records and to discuss their respective affairs, finances and accounts with their respective officers, employees and independent public accountants. The Borrower agrees to cooperate and assist in such visits and inspections, in each case upon reasonable notice at such reasonable times and as often as may reasonably be requested.

          SECTION 5.03. Loans or Advances. Neither the Borrower nor any of its Subsidiaries shall make loans or advances to any Person except as permitted by Section 5.04 and except: (i) loans or advances to employees not exceeding $10,000,000 in the aggregate principal amount outstanding at any time, in each case made in the ordinary course of business and consistent with practices existing on the Closing Date, (ii) deposits required by government agencies or public utilities and (iii) loans or advances to Wholly Owned Subsidiaries of the Borrower; provided that after giving effect to the making of any loans, advances or deposits permitted by this Section, the Borrower will be in full compliance with all the provisions of this Agreement.

          SECTION 5.04. Investments. Neither the Borrower nor any of its Subsidiaries shall make Investments in any Person except as permitted by Section 5.03 and except Investments in (i) direct obligations of the United States Government (or obligations guaranteed by the United States Government or any agency thereof) maturing within one year, (ii) time deposits, bank accounts, certificates of deposit issued by a commercial bank whose credit is reasonably satisfactory to the Administrative Agent, provided, that, any such commercial bank shall be acceptable so long as either (w) the Borrower shall have given the Agent written notice of the Borrower's intention to make investments in such Bank from time to time and the Agent shall not have delivered written notice to the Borrower of its dissatisfaction with any such Bank within 10 Business Days following the Agent's receipt of notice from the Borrower, (x) in the case of bank accounts, the daily average collected balances do not exceed $1,000,000 or (y) in all other cases referred to in this clause (ii), the aggregate obligations owing by such commercial bank to the Borrower do not exceed $1,000,000 at any time, (iii) commercial paper rated A1 or the equivalent thereof by Standard & Poor's or P1 or the equivalent thereof by Moody's and in either case maturing within one year after the date of acquisition, (iv) tender bonds the payment of the principal of and interest on which is fully supported by a letter of credit issued by a United States financial institution whose long-term certificates of deposit are rated at least AA or the equivalent thereof by Standard & Poor's and Aa2 or the equivalent thereof by Moody's, (v) euro-dollar deposits in financial institutions whose credit quality is satisfactory to the Administrative Agent,
(vi) prepaid expenses, and similar items arising in the ordinary course of business, (vii) stock, obligations or other securities received in settlement of debts owing to the Borrower or its Subsidiaries or as a result of a bankruptcy or insolvency proceedings or upon the foreclosure, perfection or enforcement of any lien in favor of the Borrower or its Subsidiaries, in each case as to debt arising in the ordinary course of business of the Borrower or such Subsidiary, (viii) Subsidiaries of the Borrower,
(ix) Repurchase Obligations with a term of seven days for underlying securities of the types described in clause (i) above with financial institutions meeting the qualifications in clause
(iv) above; (x) Investments in money market funds substantially all of whose assets comprise securities of the types described in clauses (i), (ii), (iii), and (iv) (without any requirement for approval by the Administrative Agent), (xi) Persons in connection with the acquisition, construction and ownership of stores and/or shopping centers in which stores owned or operated by the Borrower are located, provided that such investments shall not in the aggregate exceed at any time $25,000,000.00 and/or (xii) other Investments (not described in clauses (i) through (xi) above) which do not in the aggregate at any time exceed $100,000.

          SECTION 5.05. Negative Pledge. Neither the Borrower nor any Consolidated Subsidiary will create, assume or suffer to exist any Lien on any asset now owned or hereafter acquired by it, except:

          (a) Liens existing on the date of this Agreement securing Debt outstanding on the date of this Agreement in an aggregate principal amount not exceeding $10,000,000;

          (b) any Lien existing on any asset of any corporation at the time such corporation becomes a Consolidated
     Subsidiary and not created in contemplation of such event;

          (c) any Lien on any asset securing Debt (including, without limitation, a Capitalized Lease) incurred or assumed for the purpose of financing all or any part of the cost of acquiring or constructing such asset, provided that such Lien attaches to such asset concurrently with or within 18 months after the acquisition or completion of construction thereof or such Lien attaches as a result of an existing lease being re-characterized under GAAP as a Capital Lease;

          (d) any Lien on any asset of any corporation existing at the time such corporation is merged or consolidated with or into the Borrower or a Consolidated Subsidiary and not created in contemplation of such event;

          (e) any Lien existing on any asset prior to the acquisition thereof by the Borrower or a Consolidated
     Subsidiary and not created in contemplation of such acquisition;

          (f) Liens securing Debt owing by any Subsidiary to the Borrower;

          (g) any Lien arising out of the refinancing, extension, renewal or refunding of any Debt secured by any Lien permitted by any of the foregoing paragraphs of this Section, provided that (i) such Debt is not secured by any additional assets, and (ii) the amount of such Debt secured by any such Lien is not increased;

          (h) Liens incidental to the conduct of its business or the ownership of its assets which (i) do not secure Debt and
     (ii) do not in the aggregate materially detract from the value of its assets or materially impair the use thereof in the operation of its business; and

          (i)  any Lien on Margin Stock.

Provided, that at no time shall the aggregate Debt of the Borrower secured by Liens (other than a Lien securing lease obligations under a Capitalized Lease) exceed an amount equal to 20.0% of Consolidated Tangible Net Worth. For purposes of determining compliance with this Section, Consolidated Tangible Net Worth shall be determined by reference to the Borrower's most recent audited financial statements provided to the Administrative Agent and the Banks pursuant to Section 5.01(a).

          SECTION 5.06. Maintenance of Existence. The Borrower shall, and shall cause each Subsidiary to, maintain its corporate existence (subject to transactions permitted by Section 5.08) and carry on its business in substantially the same manner and in substantially the same fields (allowing for reasonable and logical extensions thereof) as such business is now carried on and maintained.

          SECTION 5.07. Dissolution. Neither the Borrower nor any of its Subsidiaries shall suffer or permit dissolution or liquidation either in whole or in part or, at any time when a Default shall be in existence or be caused thereby, redeem or retire any shares of its own stock or that of any Subsidiary, except through corporate reorganization to the extent permitted by Section 5.08.

          SECTION 5.08. Consolidations, Mergers and Sales of Assets. The Borrower will not, nor will it permit any Subsidiary to, consolidate or merge with or into, or sell, lease or otherwise transfer all or any substantial part of its assets to, any other Person (excluding sales of assets in the ordinary course of business), or discontinue or eliminate any business line or segment, provided that (a) the Borrower may merge with another Person if (i) such Person was organized under the laws of the United States of America or one of its states, (ii) the Borrower is the corporation surviving such merger and (iii) immediately after giving effect to such merger, no Default shall have occurred and be continuing, (b) Wholly Owned Subsidiaries of the Borrower may merge with one another, (c) the Borrower and its Wholly Owned Subsidiaries may transfer assets among each other in the exercise of their reasonable business judgment, and (d) the foregoing limitation on the sale, lease or other transfer of assets and on the discontinuation or elimination of a business line or segment shall not prohibit a transfer of assets or the discontinuance or elimination of a business line or segment (in a single transaction or in a series of related transactions) unless the aggregate assets to be so transferred or utilized in a business line or segment to be so discontinued, when combined with all other assets transferred (including, without limitation, pursuant to a sale and leaseback transaction), and all other assets utilized in all other business lines or segments discontinued, during the period from the Closing Date through and including the date of any such relevant sale or disposition would exceed 20.0% of Consolidated Total Assets in any consecutive 36 month period; provided, that if, within 90 days of the sale of any assets, the Borrower acquires similar assets having a use similar to and a fair market value at least equal to the assets so sold, then the value of the assets sold shall not be included in calculating future assets permitted to be sold under this
Section 5.10. For purposes of determining compliance with this Section, Consolidated Total Assets shall be determined by reference to the Borrower's most recently audited financial statements provided to the Administrative Agent and the Banks pursuant to Section 5.01(a).

          SECTION 5.09. Use of Proceeds. The proceeds of the Loans shall be used by the Borrower for general corporate purposes. No portion of the proceeds of the Loans will be used by the Borrower or any Subsidiary (i) in connection with, whether directly or indirectly, any tender offer for, or other acquisition of, stock of any corporation with a view towards obtaining control of such other corporation unless such tender offer for or other acquisition is to be made on a negotiated basis with the approval of the Board of Directors of the Person to be acquired, (ii) directly or indirectly, for the purpose, whether immediate, incidental or ultimate, of purchasing or carrying any Margin Stock, or (iii) for any purpose in violation of any applicable law or regulation.

          SECTION 5.10. Compliance with Laws; Payment of Taxes.
(a) The Borrower will, and will cause each of its Subsidiaries and each member of the Controlled Group to, comply in all material respects with applicable laws (including but not limited to ERISA), regulations and similar requirements of governmental authorities (including but not limited to PBGC), except where the necessity of such compliance is being contested in good faith through appropriate proceedings. The Borrower will, and will cause each of its Subsidiaries to, promptly pay before the same shall become past due all taxes, assessments, governmental charges, claims for labor, supplies, rent and other obligations which, if unpaid, might become a lien against the property of the Borrower or any Subsidiary, except liabilities being contested in good faith and against which, if requested by the Administrative Agent, the Borrower will set up reserves in accordance with GAAP.

          (b) The Borrower shall not permit the aggregate complete or partial withdrawal liability under Title IV of ERISA with respect to Multiemployer Plans incurred by the Borrower and members of the Controlled Group to exceed $1,000,000 at any time. For purposes of this Section 5.10(b), the amount of withdrawal liability of the Borrower and members of the Controlled Group at any date shall be the aggregate present value of the amount claimed to have been incurred less any portion thereof which the Borrower and members of the Controlled Group have paid or as to which the Borrower reasonably believes, after appropriate consideration of possible adjustments arising under Sections 4219 and 4221 of ERISA, it and members of the Controlled Group will have no liability, provided that the Borrower shall obtain prompt written advice from independent actuarial consultants supporting such determination.

          SECTION 5.11. Insurance. The Borrower will maintain, and will cause each of its Subsidiaries to maintain (either in the name of the Borrower or in such Subsidiary's own name), with financially sound and reputable insurance companies, insurance (including appropriate self-insurance) on all its property in at least such amounts (with such deductions and retentions) and against at least such risks as are usually insured against in the same general area by companies of established repute engaged in the same or similar business and owning similar assets in the same general areas as the Borrower and its Subsidiaries.

          SECTION 5.12. Change in Fiscal Year. The Borrower will not change its Fiscal Year without the consent of the Required
Banks.

          SECTION 5.13. Maintenance of Property. The Borrower shall, and shall cause each Subsidiary to, maintain all of its properties and assets, taken as a whole, in reasonably good condition, repair and working order, ordinary wear and tear excepted.

          SECTION 5.14. Environmental Notices. Within 10 Domestic Business Days after the Borrower becomes aware thereof, the Borrower shall furnish to the Banks and the Administrative Agent written notice of all Environmental Liabilities, pending, threatened or anticipated Environmental Proceedings, Environmental Notices, Environmental Judgments and Orders, and Environmental Releases at, on, in, under or in any way affecting the Properties or any adjacent property, and all facts, events, or conditions that could lead to any of the foregoing; provided, however, that no such notice shall be required if (x) the amount involved or asserted does not exceed $200,000 and (y) no serious disruption of the use or operation of the relevant Property is reasonably anticipated.

          SECTION 5.15. Environmental Matters. The Borrower will not, and will not permit any Third Party (to the extent that the Borrower has the ability to control the actions or inactions of such Third Party) to, use, produce, manufacture, process, treat, recycle, generate, store, dispose of, manage at, or otherwise handle, or ship or transport to or from the Properties any Hazardous Materials except for Hazardous Materials such as cleaning solvents, pesticides, petroleum and chemical based consumer products, and other similar materials used, produced, manufactured, processed, treated, recycled, generated, stored, disposed, managed, or otherwise handled in commercially reasonable amounts in the ordinary course of business in compliance with all applicable Environmental Requirements, and such other Hazardous Materials the unlawful discharge of which could not have or cause a Material Adverse Effect.

          SECTION 5.16. Environmental Release. The Borrower agrees that upon the occurrence of an Environmental Release it will act immediately to investigate the extent of, and to take appropriate remedial action to eliminate, such Environmental Release, whether or not ordered or otherwise directed to do so by any Environmental Authority.

          SECTION 5.17. Fixed Charges Coverage. At the end of each Fiscal Quarter, commencing with the Fiscal Quarter ending December 31, 1994, the ratio of Cash Available for Fixed Charges for the immediately preceding 4 Fiscal Quarters then ended to Consolidated Fixed Charges for the immediately preceding 4 Fiscal Quarters then ended, shall not have been less than 2.25 to 1.00.

          SECTION 5.18. Ratio of Consolidated Debt to
Consolidated Total Capitalization.  The ratio of Consolidated
Debt to Consolidated Total Capitalization shall not at any time exceed 0.60 to 1.00.

          SECTION 5.19. Prepayment of Senior Note Agreement.
Within 3 months following the Closing Date, the Borrower shall permanently repay all of its obligations under the Senior Note
Agreement.

          SECTION 5.20. Debt of Subsidiaries. The Borrower shall not permit any Subsidiary to incur any Debt except for (i) Debt owing to the Borrower, (ii) Debt of a Subsidiary which is a Subsidiary Guarantor, and (iii) other Debt which shall not exceed in the aggregate $20,000,000.00.


                           ARTICLE VI

                            DEFAULTS

          SECTION 6.01. Events of Default. If one or more of the following events ("Events of Default") shall have occurred and be continuing:

          (a) the Borrower shall fail to pay (i) when due, any principal hereunder or (ii) within 5 days of the date when due, any interest or fees hereunder; or

          (b) there shall be any failure to observe or perform any covenant contained in (i) Sections 5.01 (other than clauses (f), (g) and (h) thereof), 5.02(ii), 5.03 to 5.10, inclusive, 5.12, or 5.17 through 5.19, inclusive; provided, that, with respect to any failure under Section 5.10, if such failure could not have or cause a Material Adverse Effect, then no Event of Default will arise hereunder unless such failure shall not have been cured within 30 days after the earlier to occur of (x) written notice thereof has been given to the Borrower by the Administrative Agent at the request of any Bank or (y) the Borrower otherwise becomes aware of any such failure or (ii) Section 5.01(f), (g), or
     (h) and such failure shall continue to exist for a period of 10 days following the earlier to occur of (x) written notice thereof has been given to the Borrower by the Administrative Agent at the request of any Bank or (y) the Borrower otherwise becomes aware of any such failure; or

          (c) there shall be any failure to observe or perform any covenant or agreement contained or incorporated by reference in this Agreement (other than those covered by paragraph (a) or (b) above) and such failure shall not have been cured within 30 days after the earlier to occur of (i) written notice thereof has been given to the Borrower by the Administrative Agent at the request of any Bank or (ii) the Borrower otherwise becomes aware of any such failure; or

          (d) any representation, warranty, certification or statement made by the Borrower in Article IV of this Agreement, or by any Subsidiary Guarantor in any Subsidiary Guaranty, or in any certificate, financial statement or other document delivered pursuant to this Agreement or any Subsidiary Guaranty shall prove to have been incorrect or misleading in any material respect when made (or deemed made); or

          (e) the Borrower or any Subsidiary shall fail to make any payment in respect of Debt having an outstanding aggregate principal amount equal to or exceeding
     $20,000,000.00 (other than the Notes) when due or within any applicable grace period; or

          (f) any event or condition shall occur which results in the acceleration of the maturity of Debt outstanding in an aggregate principal amount equal to or exceeding $20,000,000.00 of the Borrower or any Subsidiary (including, without limitation, any required mandatory prepayment or "put" of such Debt to the Borrower or any Subsidiary) or enables (or, with the giving of notice or lapse of time or both, would enable) the holders of such Debt or the commitment relating to such Debt or any Person acting on such holders' behalf to accelerate the maturity thereof or terminate any such commitment (including, without limitation, any required mandatory prepayment or "put" of such Debt to the Borrower or any Subsidiary); or

          (g) the Borrower or any Subsidiary shall commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, or shall consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it, or shall make a general assignment for the benefit of creditors, or shall fail generally to pay its debts as they become due, or shall take any corporate action to authorize any of the foregoing; or

          (h) an involuntary case or other proceeding shall be commenced against the Borrower or any Subsidiary seeking liquidation, reorganization or other relief with respect to it or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, and such involuntary case or other proceeding shall remain undismissed and unstayed for a period of 60 days; or an order for relief shall be entered against the Borrower or any Subsidiary under the federal bankruptcy laws as now or hereafter in effect; or

          (i) the Borrower or any member of the Controlled Group shall fail to pay when due any material amount which it shall have become liable to pay to the PBGC or to a Plan under Title IV of ERISA; or notice of intent to terminate a Plan or Plans shall be filed under Title IV of ERISA by the Borrower, any member of the Controlled Group, any plan administrator or any combination of the foregoing; or the PBGC shall institute proceedings under Title IV of ERISA to terminate or to cause a trustee to be appointed to administer any such Plan or Plans or a proceeding shall be instituted by a fiduciary of any such Plan or Plans to enforce Section 515 or 4219(c)(5) of ERISA and such proceeding shall not have been dismissed within 30 days thereafter; or a condition shall exist by reason of which the PBGC would be entitled to obtain a decree adjudicating that any such Plan or Plans must be terminated; or

          (j) one or more judgments or orders for the payment of money in an aggregate amount in excess of $10,000,000.00 shall be rendered against the Borrower or any Subsidiary and such judgment or order shall continue unsatisfied, unbonded, unvacated or unstayed for a period of 30 days; or

          (k) a federal tax lien shall be filed against the Borrower under Section 6323 of the Code or a lien of the PBGC shall be filed against the Borrower under Section 4068 of ERISA and in either case such lien shall remain undischarged for a period of 25 days after the date of filing; or

          (l) (i) any Person (other than Delhaize or Detla) or two or more Persons acting in concert (other than Delhaize and Detla acting pursuant to the Shareholder Agreement) shall have acquired beneficial ownership (within the meaning of Rule 13d-3 of the Securities and Exchange Commission under the Securities Exchange Act of 1934) of 30% or more of the outstanding shares of the voting stock of the Borrower; or (ii) as of any date a majority of the Board of Directors of the Borrower consists of individuals who were not either
     (A) directors of the Borrower as of the corresponding date of the previous year, (B) selected or nominated to become directors by the Board of Directors of the Borrower of which a majority consisted of individuals described in clause (A), or (C) selected or nominated to become directors by the Board of Directors of the Borrower of which a majority consisted of individuals described in clause (A) and individuals described in clause (B);

then, and in every such event, (i) the Administrative Agent shall, if requested by the Required Banks, by notice to the Borrower terminate the Commitments and they shall thereupon terminate, (ii) any Bank may terminate its obligation to fund a Money Market Loan in connection with any relevant Money Market Quote, and (iii) the Administrative Agent shall, if requested by the Required Banks, by notice to the Borrower declare the Notes (together with accrued interest thereon) to be, and the Notes shall thereupon become, immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower together with interest at the Default Rate accruing on the principal amount thereof from and after the date of such Event of Default; provided that if any Event of Default specified in paragraph (g) or (h) above occurs with respect to the Borrower, without any notice to the Borrower or any other act by the Administrative Agent or the Banks, the Commitments shall thereupon terminate and the Notes (together with accrued interest thereon) shall become immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower together with interest thereon at the Default Rate accruing on the principal amount thereof from and after the date of such Event of Default. Notwithstanding the foregoing, the Administrative Agent shall have available to it all other remedies at law or equity, and shall exercise any one or all of them at the request of the Required Banks.

          SECTION 6.02. Notice of Default. The Administrative Agent shall give notice to the Borrower of any Default under either Section 6.01(b) or Section 6.01(c) promptly upon being requested to do so by any Bank and shall thereupon notify all the Banks thereof.


                          ARTICLE VII

                    THE ADMINISTRATIVE AGENT

          SECTION 7.01. Appointment; Powers and Immunities. Each Bank hereby irrevocably appoints and authorizes the Administrative Agent to act as its agent hereunder and under the other Loan Documents with such powers as are specifically delegated to the Administrative Agent by the terms hereof and thereof, together with such other powers as are reasonably incidental thereto. Neither the Administrative Agent nor the Co-
Agents: (a) shall have any duties or responsibilities except as expressly set forth in this Agreement and the other Loan Documents, and shall not by reason of this Agreement or any other Loan Document be a trustee for any Bank; (b) shall not be responsible to the Banks for any recitals, statements, representations or warranties contained in this Agreement or any other Loan Document, or in any certificate or other document referred to or provided for in, or received by any Bank under, this Agreement or any other Loan Document, or for the validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Loan Document or any other document referred to or provided for herein or therein or for any failure by the Borrower to perform any of its obligations hereunder or thereunder; (c) shall not be required to initiate or conduct any litigation or collection proceedings hereunder or under any other Loan Document except to the extent requested by the Required Banks, and then only on terms and conditions satisfactory to the Administrative Agent, and (d) shall not be responsible for any action taken or omitted to be taken by it hereunder or under any other Loan Document or any other document or instrument referred to or provided for herein or therein or in connection herewith or therewith, except for its own gross negligence or wilful misconduct. Each of the Administrative Agent and the Co-Agents may employ agents and attorneys-in-fact and shall not be responsible for the negligence or misconduct of any such agents or attorneys-in-fact selected by it with reasonable care. The provisions of this Article VII are solely for the benefit of the Administrative Agent, the Co-Agents and the Banks, and the Borrower shall not have any rights as a third party beneficiary of any of the provisions hereof. In performing its functions and duties under this Agreement and under the other Loan Documents, each of the Administrative Agent and the Co-Agents shall act solely as agent of the Banks and does not assume and shall not be deemed to have assumed any relationship of agency or trust with or for the Borrower. The Co-Agents shall have no duties or responsibilities whatsoever in connection with this Agreement. The duties of the Administrative Agent shall be ministerial and administrative in nature, and the Administrative Agent shall not have by reason of this Agreement or any other Loan Document a fiduciary relationship in respect of any Bank.

          SECTION 7.02. Reliance by Administrative Agent. The Administrative Agent shall be entitled to rely upon any certification, notice or other communication (including any thereof by telephone, telefax, telegram or cable) believed by it to be genuine and correct and to have been signed or sent by or on behalf of the proper Person or Persons, and upon advice and statements of legal counsel, independent accountants or other experts selected by the Administrative Agent. As to any matters not expressly provided for by this Agreement or any other Loan Document, the Administrative Agent shall in all cases be fully protected in acting, or in refraining from acting, hereunder and thereunder in accordance with instructions signed by the Required Banks, and such instructions of the Required Banks in any action taken or failure to act pursuant thereto shall be binding on all of the Banks.

          SECTION 7.03. Defaults. The Administrative Agent shall not be deemed to have knowledge of the occurrence of a Default or an Event of Default (other than the nonpayment of principal of or interest on the Loans) unless the Administrative Agent has received notice from a Bank or the Borrower specifying such Default or Event of Default and stating that such notice is a "Notice of Default". In the event that the Administrative Agent receives such a notice of the occurrence of a Default or an Event of Default, the Administrative Agent shall give prompt notice thereof to the Banks. The Administrative Agent shall give each Bank prompt notice of each nonpayment of principal of or interest on the Loans whether or not it has received any notice of the occurrence of such nonpayment. The Administrative Agent shall (subject to Section 9.06) take such action hereunder with respect to such Default or Event of Default as shall be directed by the Required Banks provided that, unless and until the Administrative Agent shall have received such directions, the Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable in the best interests of the Banks.

          SECTION 7.04. Rights of Administrative Agent as a Bank. With respect to the Loans made by it, each of the Administrative Agent and each of the Co-Agents in its capacity as a Bank hereunder shall have the same rights and powers hereunder as any other Bank and may exercise the same as though it were not the Administrative Agent or a Co-Agent, and the term "Bank" or "Banks" shall, unless the context otherwise indicates, include each of Wachovia and NationsBank of North Carolina, N.A. in its individual capacity. Each of the Administrative Agent and the Co-Agents may (without having to account therefor to any Bank) accept deposits from, lend money to and generally engage in any other business with the Borrower (and any of its Affiliates) as if it were not acting as the Administrative Agent or a Co-Agent, and each of the Administrative Agent and the Co-Agents may accept fees and other consideration from the Borrower (in addition to any agency fees and arrangement fees heretofore agreed to between the Borrower and the Administrative Agent) for services in connection with this Agreement or any other Loan Document or otherwise without having to account for the same to the Banks.

          SECTION 7.05. Indemnification. Each Bank severally agrees to indemnify the Administrative Agent and the Co-Agents, to the extent that the Administrative Agent and/or the Co-Agents shall not have been reimbursed by the Borrower, ratably in accordance with its Commitment, for any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses (including, without limitation, counsel fees and disbursements) or disbursements of any kind and nature whatsoever which may be imposed on, incurred by or asserted against the Administrative Agent and/or the Co-Agents in any way relating to or arising out of this Agreement or any other Loan Document or any other documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby (excluding, unless an Event of Default has occurred and is continuing, the normal administrative costs and expenses incident to the performance of its agency duties hereunder) or the enforcement of any of the terms hereof or thereof or any such other documents; provided, however that no Bank shall be liable for any of the foregoing to the extent they arise from the gross negligence or wilful misconduct of the Administrative Agent and/or the Co-Agents. If any indemnity furnished to the Administrative Agent and/or the Co-Agents for any purpose shall, in the opinion of the Administrative Agent and/or the Co-Agents, be insufficient or become impaired, the Administrative Agent and/or the Co-Agents may call for additional indemnity and cease, or not commence, to do the acts indemnified against until such additional indemnity is furnished.

          SECTION 7.06. CONSEQUENTIAL DAMAGES. NEITHER THE ADMINISTRATIVE AGENT NOR THE CO-AGENTS SHALL BE RESPONSIBLE OR LIABLE TO ANY BANK, THE BORROWER OR ANY OTHER PERSON OR ENTITY FOR ANY PUNITIVE, EXEMPLARY OR CONSEQUENTIAL DAMAGES WHICH MAY BE ALLEGED AS A RESULT OF THIS AGREEMENT, THE OTHER LOAN DOCUMENTS OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

          SECTION 7.07. Payee of Note Treated as Owner. The Administrative Agent may deem and treat the payee of any Note as the owner thereof for all purposes hereof unless and until a written notice of the assignment or transfer thereof shall have been filed with the Administrative Agent and the provisions of
Section 9.08(c) have been satisfied. Any requests, authority or consent of any Person who at the time of making such request or giving such authority or consent is the holder of any Note shall be conclusive and binding on any subsequent holder, transferee or assignee of that Note or of any Note or Notes issued in exchange therefor or replacement thereof.

          SECTION 7.08. Nonreliance on the Administrative Agent, the Co-Agents and Other Banks. Each Bank agrees that it has, independently and without reliance on the Administrative Agent, the Co-Agents or any other Bank, and based on such documents and information as it has deemed appropriate, made its own credit analysis of the Borrower and decision to enter into this Agreement and that it will, independently and without reliance upon the Administrative Agent, the Co-Agents or any other Bank, and based on such documents and information as it shall deem appropriate at the time, continue to make its own analysis and decisions in taking or not taking action under this Agreement or any of the other Loan Documents. The Administrative Agent shall not be required to keep itself informed as to the performance or observance by the Borrower of this Agreement or any of the other Loan Documents or any other document referred to or provided for herein or therein or to inspect the properties or books of the Borrower or any other Person. Except for notices, reports and other documents and information expressly required to be furnished to the Banks by the Administrative Agent hereunder (the Co-Agents having no such responsibility whatsoever hereunder) or under the other Loan Documents, the Administrative Agent shall not have any duty or responsibility to provide any Bank with any credit or other information concerning the affairs, financial condition or business of the Borrower or any other Person (or any of their Affiliates) which may come into the possession of the Administrative Agent.

          SECTION 7.09. Failure to Act. Except for action expressly required of the Administrative Agent hereunder or under the other Loan Documents, the Administrative Agent shall in all cases be fully justified in failing or refusing to act hereunder and thereunder unless it shall receive further assurances to its satisfaction by the Banks of their indemnification obligations under Section 7.05 against any and all liability and expense which may be incurred by the Administrative Agent by reason of taking, continuing to take, or failing to take any such action.

          SECTION 7.10. Resignation or Removal of Administrative Agent and Co-Agents. Subject to the appointment and acceptance of a successor Administrative Agent as provided below, the Administrative Agent may resign at any time by giving notice thereof to the Banks and the Borrower and the Administrative Agent may be removed at any time with or without cause by the Required Banks. Upon any such resignation or removal, the Required Banks shall have the right to appoint a successor Administrative Agent. If no successor Administrative Agent shall have been so appointed by the Required Banks and shall have accepted such appointment within 30 days after the retiring Administrative Agent's notice of resignation or the Required Banks' removal of the retiring Administrative Agent, then the retiring Administrative Agent may, on behalf of the Banks, appoint a successor Administrative Agent. Any successor Administrative Agent shall be a bank which has a combined capital and surplus of at least $500,000,000. Upon the acceptance of any appointment as Administrative Agent hereunder by a successor Administrative Agent, such successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations hereunder. After any retiring Administrative Agent's resignation or removal hereunder as Administrative Agent, the provisions of this Article VII shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as the Administrative Agent hereunder. The Co-Agents (or either of them) may resign at any time upon 1 Domestic Business Day's notice to the Administrative Agent and no successor therefor need be appointed by the Required Banks (due to the fact that the Co-Agents shall have no duties or responsibilities whatsoever hereunder).


                          ARTICLE VIII

             CHANGE IN CIRCUMSTANCES; COMPENSATION

          SECTION 8.01. Basis for Determining Interest Rate
Inadequate or Unfair. If on or prior to the first day of any Interest Period:

          (a) the Administrative Agent determines that deposits in Dollars (in the applicable amounts) are not being offered in the relevant market for such Interest Period, or

          (b) the Required Banks advise the Administrative Agent that the London Interbank Offered Rate as determined by the Administrative Agent will not adequately and fairly reflect the cost to such Banks of funding the relevant Euro-Dollar Loan for such Interest Period, the Administrative Agent shall forthwith give notice thereof to the Borrower and the Banks, whereupon until the Administrative Agent notifies the Borrower that the circumstances giving rise to such suspension no longer exist, the obligations of the Banks to make Euro-Dollar Loans shall be suspended. Unless the Borrower notifies the Administrative Agent at least 2 Domestic Business Days before the date of any Borrowing of such Euro-Dollar Loans for which a Notice of Borrowing has previously been given that it elects not to borrow on such date, such Borrowing shall instead be made as a Base Rate Borrowing.

          SECTION 8.02. Illegality. (i) If, after the date hereof, the adoption of any applicable law, rule or regulation, or any change therein, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof (any such agency being referred to as an "Authority" and any such event being referred to as a "Change of Law"), or compliance by any Bank (or its Lending Office) with any request or directive (whether or not having the force of law) of any Authority shall make it unlawful or impossible for any Bank (or its Lending Office) to make, maintain or fund its Euro-Dollar Loans and such Bank shall so notify the Administrative Agent in writing, the Administrative Agent shall forthwith give notice thereof to the other Banks and the Borrower, whereupon until such Bank notifies the Borrower in writing and the Administrative Agent that the circumstances giving rise to such suspension no longer exist, the obligation of such Bank to make Euro-Dollar Loans shall be suspended. Before giving any notice to the Administrative Agent pursuant to this Section, such Bank shall designate a different Lending Office if such designation will avoid the need for giving such notice and will not, in the judgment of such Bank, be otherwise disadvantageous to such Bank. If such Bank shall determine that it may not lawfully continue to maintain and fund any of its outstanding Euro-Dollar Loans to maturity and shall so specify in such notice, the Borrower shall immediately prepay in full the then outstanding principal amount of each Euro-Dollar Loan of such Bank, together with accrued interest thereon. Concurrently with prepaying each such Euro-Dollar Loan, the Borrower shall borrow a Base Rate Loan in an equal principal amount from such Bank (on which interest and principal shall be payable contemporaneously with the related Euro-Dollar Loans of the other Banks), and such Bank shall make such a Base Rate Loan.

          (ii) If at any time after a Bank gives notice under
Section 8.02(i), such Bank determines that it may lawfully make Euro-Dollar Loans, such Bank shall promptly give notice of that determination, in writing, to the Borrower and the Administrative Agent, and the Administrative Agent shall promptly transmit the notice to each other Bank. The Borrower's right to Euro-Dollar Loans shall thereupon be restored.

          SECTION 8.03. Increased Cost and Reduced Return. (a) If after the date hereof, a Change of Law or compliance by any Bank (or its Lending Office) with any request or directive (whether or not having the force of law) of any Authority:

          (i) shall subject any Bank (or its Lending Office) to any tax, duty or other charge with respect to its Euro-Dollar Loans, its Notes or its obligation to make Euro-Dollar Loans, or shall change the basis of taxation of payments to any Bank (or its Lending Office) of the principal of or interest on its Euro-Dollar Loans or any other amounts due under this Agreement in respect of its Euro-Dollar Loans or its obligation to make Euro-Dollar Loans (except for taxes imposed or measured by net income, taxes on capital, profits, or franchise taxes of such Bank or its Lending Office for such Loans imposed by the jurisdiction in which such Bank's principal executive office or Lending Office is located); or

          (ii) shall impose, modify or deem applicable any reserve, special deposit or similar requirement (including, without limitation, any such requirement imposed by the Board of Governors of the Federal Reserve System, but excluding any such requirement included in an applicable Euro-Dollar Reserve Percentage) against assets of, deposits with or for the account of, or credit extended by, any Bank (or its Lending Office); or

          (iii) shall impose on any Bank (or its Lending Office) or on the London interbank market any other condition affecting its Euro-Dollar Loans, its Notes or its obligation to make Euro-Dollar Loans;

and the result of any of the foregoing is to increase the cost to such Bank (or its Lending Office) of making or maintaining any Euro-Dollar Loan, or to reduce the amount of any sum received or receivable by such Bank (or its Lending Office) under this Agreement or under its Notes with respect thereto, by an amount deemed by such Bank to be material, then, within 15 days after demand by such Bank (with a copy to the Administrative Agent), the Borrower shall pay to such Bank such additional amount or amounts as will compensate such Bank for such increased cost or reduction.

          (b) If any Bank shall have determined that after the date hereof the adoption of any applicable law, rule or regulation regarding capital adequacy, or any change therein, or any change in the interpretation or administration thereof, or compliance (regardless of whether such compliance is required as of the date hereof) by any Bank (or its Lending Office) with any request or directive regarding capital adequacy (whether or not having the force of law) of any Authority, has or would have the effect of reducing the rate of return on such Bank's capital as a consequence of its obligations hereunder to a level below that which such Bank could have achieved but for such adoption, change or compliance (taking into consideration such Bank's policies with respect to capital adequacy) by an amount deemed by such Bank to be material, then from time to time, within 15 days after demand by such Bank, the Borrower shall pay to such Bank such additional amount or amounts as will compensate such Bank for such reduction.

          (c) Each Bank will promptly notify the Borrower and the Administrative Agent of any event of which it has knowledge, occurring after the date hereof, which will entitle such Bank to compensation pursuant to this Section and will designate a different Lending Office or take other reasonably available measures if such designation or other measures will avoid the need for, or reduce the amount of, such compensation and will not, in the judgment of such Bank, be otherwise disadvantageous to such Bank. A certificate of any Bank claiming compensation under this Section and setting forth the additional amount or amounts to be paid to it hereunder shall include a brief summary of the basis for such claim and shall constitute rebuttable presumptive evidence of the amount of compensation owing to any relevant Bank. In determining such amount, such Bank may use any reasonable averaging and attribution methods.

          (d) The provisions of this Section 8.03 shall be applicable with respect to any Participant, Assignee or other Transferee, and any calculations required by such provisions shall be made based upon the circumstances of such Participant, Assignee or other Transferee.

          SECTION 8.04. Base Rate Loans Substituted for Euro-Dollar Loans. If (i) the obligation of any Bank to make or maintain Euro-Dollar Loans has been suspended pursuant to Section
8.02 or (ii) any Bank has demanded compensation under Section 8.03, and the Borrower shall, by at least 5 Euro-Dollar Business Days' prior notice to such Bank through the Administrative Agent, have elected that the provisions of this Section shall apply to such Bank, then, unless and until such Bank notifies the Borrower that the circumstances giving rise to such suspension or demand for compensation no longer apply:

          (a) all Loans which would otherwise be made by such Bank as Euro-Dollar Loans shall be made instead as Base Rate
     Loans, (in all cases interest and principal on such Loans shall be payable contemporaneously with the related
     Euro-Dollar Loans of the other Banks), and

          (b) after each of its Euro-Dollar Loans has been repaid, all payments of principal which would otherwise be applied to repay such Euro-Dollar Loans shall be applied to repay its Base Rate Loans instead.

          SECTION 8.05. Compensation. Upon the request of any Bank, delivered to the Borrower and the Administrative Agent, the Borrower shall pay to such Bank such amount or amounts as shall compensate such Bank for any loss, cost or expense incurred by such Bank (after taking into account any reasonably available measures to mitigate such loss, cost or expense) as a result of:

          (a) any payment or prepayment (pursuant to Section 2.10, 2.11, 6.02, 8.02 or otherwise) of (i) a Euro-Dollar Loan or
(ii) a Money Market Loan, on a date other than the last day of an Interest Period for any relevant Euro-Dollar Loan or the Stated Maturity Date for any relevant Money Market Loan; or

          (b)  any failure by the Borrower to prepay a
Euro-Dollar Loan on the date for such prepayment specified in the relevant notice of prepayment hereunder; or

          (c)  any failure by the Borrower to borrow a
Euro-Dollar Loan on the date for the Euro-Dollar Borrowing of which such Euro-Dollar Loan is a part specified in the applicable
Notice of Borrowing delivered pursuant to Section 2.02;

such compensation to include, without limitation, (i) in the case of Euro-Dollar Loans, an amount equal to the excess, if any, of
(x) the amount of interest which would have accrued on the amount so paid or prepaid or not prepaid or borrowed for the period from the date of such payment, prepayment or failure to prepay or borrow to the last day of the then current Interest Period for such Euro-Dollar Loan (or, in the case of a failure to prepay or borrow, the Interest Period for such Euro-Dollar Loan which would have commenced on the date of such failure to prepay or borrow) at the applicable rate of interest for such Euro-Dollar Loan provided for herein over (y) the amount of interest (as reasonably determined by such Bank) such Bank would have paid on deposits in Dollars of comparable amounts having terms comparable to such period placed with it by leading banks in the London interbank market and (ii) in the case of Money Market Loans, an amount equal to the interest that would have accrued on such Loan from the date of prepayment through the Stated Maturity Date. Should the Borrower make any payments to a Bank under this
Section 8.05 as a result of a failure by the Borrower to make a Borrowing or the prepayment of a Euro-Dollar Loan, then, if the Borrower shall immediately make a Base Rate Borrowing from such Bank in at least the same amount as the Borrowing giving rise to compensation hereunder, and such Base Rate Borrowing shall remain outstanding for at least the term of the Interest Period of the relevant Borrowing giving rise to such compensation, then such Bank shall give the Borrower a credit against interest owing to such Bank in respect of the Base Rate Borrowing to the extent that such Bank has already received interest income on the Borrowing for the relevant Interest Period by virtue of the Borrower's compliance with this Section 8.05; provided, that, in no event shall any Bank owe any additional monies to the Borrower on or after that date which would have been the last day of the Interest Period for the Euro-Dollar Borrowing giving rise to compensation hereunder.

          SECTION 8.06. Replacement of Banks. So long as no Default shall be in existence or reasonably may be foreseen by the Borrower (which conditions shall be evidenced by a certificate of the Borrower to such effect delivered to the Administrative Agent), the Borrower shall have the right, subject to the terms and conditions set forth in Section 9.08(c), to replace any Bank (a "Removed Bank") hereunder having made a claim upon the Borrower to pay additional amounts pursuant to Sections 2.12, 8.02, 8.03, or 8.05, upon 30 days' prior written notice to the Administrative Agent and the Removed Bank, by designating an assignee for such Bank (a "Replacement Bank") to purchase the Removed Bank's share of outstanding Loans and to assume the Removed Bank's obligations to the Borrower under this Agreement; provided, that, any Replacement Bank must be reasonably acceptable to the Administrative Agent (and, in any event, may not be an Affiliate of the Borrower) and such claim of the Removed Bank for such additional amounts must be paid in full through the date of assignment. Subject to the foregoing, the Removed Bank agrees to assign (in the form of an Assignment and Acceptance) without recourse to the Replacement Bank its share of outstanding Commitments, and to delegate to the Replacement Bank its obligations to the Borrower under this Agreement and its future obligations to the Administrative Agent under this Agreement. Upon such sale and delegation by the Removed Bank and the purchase and assumption by the Replacement Bank, and compliance with the provisions of Section 9.08(c), the Removed Bank shall cease to be a "Bank" hereunder and the Replacement Bank shall become a "Bank" under this Agreement; provided, however, that any Removed Bank shall continue to be entitled to the indemnification provisions contained elsewhere herein.


                           ARTICLE IX

                         MISCELLANEOUS

          SECTION 9.01. Notices. All notices, requests and other communications to any party hereunder shall be in writing (including bank wire, telecopier or similar writing) and shall be given to such party at its address or telecopier number set forth on the signature pages hereof or such other address or telecopier number as such party may hereafter specify for the purpose by notice to each other party. Each such notice, request or other communication shall be effective (i) if given by telecopier, when such telecopy is transmitted to the telecopier number specified in this Section and the appropriate confirmation is received,
(ii) if given by mail, three Business Days after such communication is deposited in the mails with first class postage prepaid, addressed as aforesaid or (iii) if given by any other means, when delivered at the address specified in this Section; provided that notices to the Administrative Agent under Article II or Article VIII shall not be effective until received.

          SECTION 9.02. No Waivers. No failure or delay by the Administrative Agent or any Bank in exercising any right, power or privilege hereunder or under any Note or other Loan Document shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

          SECTION 9.03. Expenses; Documentary Taxes. The Borrower shall pay (i) all out-of-pocket expenses of the Administrative Agent, including fees and disbursements of special counsel for the Banks and the Administrative Agent, in connection with the preparation of this Agreement and the other Loan Documents, any waiver or consent hereunder or thereunder or any amendment hereof or thereof or any Default or alleged Default hereunder or thereunder and (ii) if a Default occurs, all out-of-pocket expenses incurred by the Administrative Agent and the Banks, including fees and disbursements of counsel, in connection with such Default and collection and other enforcement proceedings resulting therefrom, including out-of-pocket expenses incurred in enforcing this Agreement and the other Loan Documents. The Borrower shall indemnify the Administrative Agent and each Bank against any transfer taxes, documentary taxes, assessments or charges made by any Authority by reason of the execution and delivery of this Agreement or the other Loan Documents.

          SECTION 9.04. Indemnification. The Borrower shall indemnify the Administrative Agent, the Co-Agents, the Banks, and each Affiliate thereof and their respective directors, officers, employees and agents from, and hold each of them harmless against, any and all losses, liabilities, claims or damages to which any of them may become subject, insofar as such losses, liabilities, claims or damages arise out of or result from any actual or proposed use by the Borrower of the proceeds of any extension of credit by any Bank hereunder or breach by the Borrower of this Agreement or any other Loan Document or from any investigation, litigation (including, without limitation, any actions taken by the Administrative Agent, the Co-Agents, or any of the Banks to enforce this Agreement or any of the other Loan Documents (except enforcement action on which the Borrower prevails on the merits)) or other proceeding (including, without limitation, any threatened investigation or proceeding) relating to the foregoing, and the Borrower shall reimburse the Administrative Agent, the Co-Agents, and each Bank, and each Affiliate thereof and their respective directors, officers, employees and agents, upon demand for any reasonable expenses (including, without limitation, legal fees) incurred in connection with any such investigation or proceeding; but excluding any such losses, liabilities, claims, damages or expenses incurred by reason of the gross negligence or wilful misconduct (including a violation of Section 9.09) of the Person to be indemnified.

          SECTION 9.05. Sharing of Setoffs. Each Bank agrees that if it shall, by exercising any right of setoff or counterclaim or otherwise, receive payment of a proportion of the aggregate amount of principal and interest owing with respect to the Notes held by it which is greater than the proportion received by any other Bank in respect of the aggregate amount of all principal and interest owing with respect to the Notes held by such other Bank, the Bank receiving such proportionately greater payment shall purchase such participations in the Notes held by the other Banks owing to such other Banks, and such other adjustments shall be made, as may be required so that all such payments of principal and interest with respect to the Notes held by the Banks owing to such other Banks shall be shared by the Banks pro rata; provided that (i) nothing in this Section shall impair the right of any Bank to exercise any right of setoff or counterclaim it may have and to apply the amount subject to such exercise to the payment of indebtedness of the Borrower other than its indebtedness under the Notes, and (ii) if all or any portion of such payment received by the purchasing Bank is thereafter recovered from such purchasing Bank, such purchase from each other Bank shall be rescinded and such other Bank shall repay to the purchasing Bank the purchase price of such participation to the extent of such recovery together with an amount equal to such other Bank's ratable share (according to the proportion of (x) the amount of such other Bank's required repayment to (y) the total amount so recovered from the purchasing Bank) of any interest or other amount paid or payable by the purchasing Bank in respect of the total amount so recovered. The Borrower agrees, to the fullest extent it may effectively do so under applicable law, that any holder of a participation in a Note, whether or not acquired pursuant to the foregoing arrangements, may exercise rights of setoff or counterclaim and other rights with respect to such participation as fully as if such holder of a participation were a direct creditor of the Borrower in the amount of such participation.

          SECTION 9.06. Amendments and Waivers. (a) Any provision of this Agreement, the Syndicated Loan Notes or any other Loan Documents may be amended or waived if, but only if, such amendment or waiver is in writing and is signed by the Borrower and the Required Banks (and, if the rights or duties of the Administrative Agent are affected thereby, by the Administrative Agent); provided that, no such amendment or waiver shall, unless signed by all Banks, (i) change the Commitment of any Bank or subject any Bank to any additional obligation, (ii) change the principal of or rate of interest on any Loan or any fees hereunder, (iii) change the date fixed for any payment of principal of or interest on any Loan or any fees hereunder, (iv) change the amount of principal, interest or fees due on any date fixed for the payment thereof, (v) change the percentage of the Commitments or of the aggregate unpaid principal amount of the Notes, or the percentage of Banks, which shall be required for the Banks or any of them to take any action under this Section or any other provision of this Agreement, (vi) change the manner of application of any payments made under this Agreement or the Notes, (vii) release or substitute all or any substantial part of the collateral (if any) held as security for the Loans, (viii) release any Guarantee given to support payment of the Loans or
(ix) amend this Section 9.06.

          (b) Without having given the Administrative Agent prior notice thereof, the Borrower will not solicit, request or negotiate for or with respect to any proposed waiver or amendment of any of the provisions of this Agreement unless each Bank shall be informed thereof by the Borrower and shall be afforded an opportunity of considering the same and shall be supplied by the Borrower with sufficient information to enable it to make an informed decision with respect thereto. Executed or true and correct copies of any waiver or consent effected pursuant to the provisions of this Agreement shall be delivered by the Borrower to each Bank forthwith following the date on which the same shall have been executed and delivered by the requisite percentage of Banks. The Borrower will not, directly or indirectly, pay or cause to be paid any remuneration, whether by way of supplemental or additional interest, fee or otherwise, to any Bank (in its capacity as such) as consideration for or as an inducement to the entering into by such Bank of any waiver or amendment of any of the terms and provisions of this Agreement unless such remuneration is concurrently paid, on the same terms, ratably to all such Banks.

          SECTION 9.07. No Margin Stock Collateral. Each of the Banks represents to the Administrative Agent and each of the other Banks that it in good faith is not, directly or indirectly (by negative pledge or otherwise), relying upon any Margin Stock as collateral in the extension or maintenance of the credit provided for in this Agreement.

          SECTION 9.08. Successors and Assigns. (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided that the Borrower may not assign or otherwise transfer any of its rights under this Agreement.

          (b) Any Bank may at any time sell to one or more Persons (each a "Participant") participating interests in any Loan owing to such Bank, any Note held by such Bank, any Commitment hereunder or any other interest of such Bank hereunder. In the event of any such sale by a Bank of a participating interest to a Participant, such Bank's obligations under this Agreement shall remain unchanged, such Bank shall remain solely responsible for the performance thereof, such Bank shall remain the holder of any such Note for all purposes under this Agreement, and the Borrower and the Administrative Agent shall continue to deal solely and directly with such Bank in connection with such Bank's rights and obligations under this Agreement. In no event shall a Bank that sells a participation be obligated to the Participant to take or refrain from taking any action hereunder except that such Bank may agree that it will not (except as provided below), without the consent of the Participant, agree to (i) the change of any date fixed for the payment of principal of or interest on the related loan or loans,
(ii) the change of the amount of any principal, interest or fees due on any date fixed for the payment thereof with respect to the related loan or loans, (iii) the change of the principal of the related loan or loans, (iv) any change in the rate at which either interest is payable thereon or (if the Participant is entitled to any part thereof) fees are payable hereunder from the rate at which the Participant is entitled to receive interest or fees (as the case may be) in respect of such participation, (v) the release or substitution of all or any substantial part of the collateral (if any) held as security for the Loans, or (vi) the release of any Guarantee given to support payment of the Loans. Each Bank selling a participating interest in any Loan (other than a Money Market Loan), Note (other than a Money Market Note), Commitment or other interest under this Agreement shall, within 10 Domestic Business Days of such sale, provide the Borrower and the Administrative Agent with written notification stating that such sale has occurred and identifying the Participant and the interest purchased by such Participant. The Borrower agrees that each Participant shall be entitled to the benefits of Article VIII with respect to its participation in Loans outstanding from time to time.

          (c) Any Bank may at any time assign to one or more banks or financial institutions (each an "Assignee") all, or, in the case of its Syndicated Loans and Commitments, a proportionate part of all of its Syndicated Loans and Commitments, of its rights and obligations under this Agreement, the Notes and the other Loan Documents, and such Assignee shall assume all such rights and obligations, pursuant to an Assignment and Acceptance in the form attached hereto as Exhibit D, executed by such Assignee, such transferor Bank and the Administrative Agent (and, in the case of an Assignee that is not then a Bank or an affiliate of a Bank, by the Borrower); provided that (i) no interest may be sold by a Bank pursuant to this paragraph (c) unless the Assignee shall agree to assume ratably equivalent portions of the transferor Bank's Commitment, (ii) if a Bank is assigning only a portion of its Commitment, then, the amount of the Commitment being assigned (determined as of the effective date of the assignment) shall be equal to $10,000,000 (or any larger multiple of $500,000), (iii) except during the continuance of a Default, no interest may be sold by a Bank pursuant to this paragraph (c) to any Assignee that is not then a Bank (or an Affiliate of a Bank) without the consent of the Borrower and the Administrative Agent, which consent shall not be unreasonably withheld, and (iv) a Bank may not have more than 2 Assignees that are not then Banks at any one time. Upon (A) execution of the Assignment and Acceptance by such transferor Bank, such Assignee, the Administrative Agent and (if applicable) the Borrower, (B) delivery of an executed copy of the Assignment and Acceptance to the Borrower and the Administrative Agent, (C) payment by such Assignee to such transferor Bank of an amount equal to the purchase price agreed between such transferor Bank and such Assignee, and (D) payment of a processing and recordation fee of $2,500 to the Administrative Agent, such Assignee shall for all purposes be a Bank party to this Agreement and shall have all the rights and obligations of a Bank under this Agreement to the same extent as if it were an original party hereto with a Commitment as set forth in such instrument of assumption, and the transferor Bank shall be released from its obligations hereunder to a corresponding extent, and no further consent or action by the Borrower, the Banks or the Administrative Agent shall be required. Upon the consummation of any transfer to an Assignee pursuant to this paragraph (c), the transferor Bank, the Administrative Agent and the Borrower shall make appropriate arrangements so that, if required, a new Note or Notes will be issued to such Assignee.

          (d) Subject to the provisions of Section 9.09, the Borrower authorizes each Bank to disclose to any Participant, Assignee or other transferee (each a "Transferee") and any prospective Transferee any and all financial information in such Bank's possession concerning the Borrower which has been delivered to such Bank by the Borrower pursuant to this Agreement or which has been delivered to such Bank by the Borrower in connection with such Bank's credit evaluation prior to entering into this Agreement.

          (e) No Transferee shall be entitled to receive any greater payment under Sections 2.12, 8.02, 8.03, or 8.05 than the transferor Bank would have been entitled to receive with respect to the rights transferred, unless such transfer is made with the Borrower's prior written consent or by reason of the provisions of Section 8.02 or 8.03 requiring such Bank to designate a different Lending Office under certain circumstances or at a time when the circumstances giving rise to such greater payment did not exist.

          (f) Anything in this Section 9.08 to the contrary notwithstanding, any Bank may assign and pledge all or any portion of the Loans and/or obligations owing to it to any Federal Reserve Bank or the United States Treasury as collateral security pursuant to Regulation A of the Board of Governors of the Federal Reserve System and any Operating Circular issued by such Federal Reserve Bank, provided that any payment in respect of such assigned Loans and/or obligations made by the Borrower to the assigning and/or pledging Bank in accordance with the terms of this Agreement shall satisfy the Borrower's obligations hereunder in respect of such assigned Loans and/or obligations to the extent of such payment. No such assignment shall release the assigning and/or pledging Bank from its obligations hereunder.

          SECTION 9.09. Confidentiality. Each Bank agrees to keep any information disclosed by the Borrower to it confidential from anyone other than persons employed or retained by such Bank who are or are expected to become engaged in evaluating, approving, structuring or administering the Loans, if such information has not been publicly disclosed or is otherwise not in the public domain and if it was disclosed to the Bank under circumstances that would lead a reasonably prudent person to believe that such information has not been publicly disclosed or is otherwise not in the public domain or if it is otherwise designated in writing to the Banks as confidential; provided, however that nothing herein shall prevent any Bank from disclosing such information (i) to any other Bank, (ii) upon the order of any court or administrative agency (provided, that, the Borrower shall be notified of any relevant order and given an opportunity to seek a protective order with respect to any such disclosure to the extent that any Bank may provide such notice to the Borrower without violating the terms of any relevant order),
(iii) upon the request or demand of any regulatory agency or authority having jurisdiction over such Bank, (iv) which has been publicly disclosed by the Borrower or any of its agents or advisors, (v) to the extent reasonably required in connection with any litigation to which the Administrative Agent, any Bank or their respective Affiliates may be a party, (vi) to the extent reasonably required in connection with the exercise of any remedy hereunder, (vii) to such Bank's legal counsel and independent auditors and (viii) to any actual or proposed Participant, Assignee or other Transferee of all or part of its rights hereunder which has agreed in writing to be bound by the provisions of this Section 9.09.

          SECTION 9.10. Representation by Banks. Each Bank hereby represents that:

               (i)   it is a commercial lender or financial
institution which makes Loans in the ordinary course of its business and that it will make its Loans hereunder for its own account in the ordinary course of such business; provided, however that, subject to Section 9.08, the disposition of the Note or Notes held by that Bank shall at all times be within its exclusive control;

               (ii) the execution, delivery and performance by it of this Agreement, (x) is within its powers, (y) have been duly authorized by all necessary action, and require no action by or in respect of or filing with, any governmental body, agency or official;

               (iii) this Agreement constitutes a valid and binding agreement enforceable against it in accordance with its terms, provided that the enforceability hereof and thereof is subject in each case to general principles of equity, to bankruptcy, insolvency and similar laws affecting the enforcement of creditors' rights generally and to specific law affecting the enforcement of obligations against national and state banks; and

               (iv) Each Bank represents that it is either (i) a corporation or association organized under the laws of the United States of America or any state thereof or (ii) it is entitled to complete exemption from United States withholding tax imposed on or with respect to any payments, including fees, to be made to it pursuant to this Agreement (A) under an applicable provision of a tax convention to which the United States of America is a party or (B) because it is acting through a branch, agency or office in the United States of America and any payment to be received by it hereunder is effectively connected with a trade or business in the United States of America. Each Bank that is not a corporation or association organized under the laws of the United States of America or any state thereof agrees to provide to the Borrower and the Administrative Agent on the Effective Date, or on the date of its delivery of the Assignment and Acceptance pursuant to which it becomes a Bank, and at such other times as required by United States law, two accurate and complete original signed copies of either (A) Internal Revenue Service Form 4224 (or successor form) certifying that all payments to be made to it hereunder will be effectively connected to a United States trade or business or (B) internal Revenue Service Form 1001 (or successor form) certifying that it is entitled to the benefits of a tax convention to which the United States of America is a party which completely exempts from United States withholding tax all payments to be made to it hereunder. If a Bank determines, as a result of any change in applicable United States federal, state or law or regulations or of other changes in its circumstances, that it is unable to submit any form or certificate that it is obligated to submit pursuant to this Section, or that it is required to withdraw or cancel any such form or certificate previously submitted, it shall promptly notify the Borrower and the Administrative Agent of such fact, in which case the Borrower may be required to make withholdings or deductions from any payments to be made to such Bank hereunder and the Borrower shall pay the full amount withheld or deducted to the relevant taxation authority or other authority in accordance with applicable law.

          SECTION 9.11. Obligations Several. The obligations of each Bank hereunder are several, and no Bank shall be responsible for the obligations or commitment of any other Bank hereunder. Nothing contained in this Agreement and no action taken by the Banks pursuant hereto shall be deemed to constitute the Banks to be a partnership, an association, a joint venture or any other kind of entity. The amounts payable at any time hereunder to each Bank shall be a separate and independent debt, and each Bank shall be entitled to protect and enforce its rights arising out of this Agreement or any other Loan Document and it shall not be necessary for any other Bank to be joined as an additional party in any proceeding for such purpose.

          SECTION 9.12. Georgia Law.  This Agreement and each
Note shall be construed in accordance with and governed by the law of the State of Georgia.

          SECTION 9.13. Severability. In case any one or more of the provisions contained in this Agreement, the Notes or any of the other Loan Documents should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby and shall be enforced to the greatest extent permitted by law.

          SECTION 9.14. Interest. In no event shall the amount of interest, and all charges, amounts or fees contracted for, charged or collected pursuant to this Agreement, the Notes or the other Loan Documents and deemed to be interest under applicable law (collectively, "Interest") exceed the highest rate of interest allowed by applicable law (the "Maximum Rate"), and in the event any such payment is inadvertently received by any Bank, then the excess sum (the "Excess") shall be credited as a payment of principal, unless the Borrower shall notify such Bank in writing that it elects to have the Excess returned forthwith. It is the express intent hereof that the Borrower not pay and the Banks not receive, directly or indirectly in any manner whatsoever, interest in excess of that which may legally be paid by the Borrower under applicable law. The right to accelerate maturity of any of the Loans does not include the right to accelerate any interest that has not otherwise accrued on the date of such acceleration, and the Administrative Agent and the Banks do not intend to collect any unearned interest in the event of any such acceleration. All monies paid to the Administrative Agent or the Banks hereunder or under any of the Notes or the other Loan Documents, whether at maturity or by prepayment, shall be subject to rebate of unearned interest as and to the extent required by applicable law. By the execution of this Agreement, the Borrower covenants that (i) the credit or return of any Excess shall constitute the acceptance by the Borrower of such Excess, and (ii) the Borrower shall not seek or pursue any other remedy, legal or equitable , against the Administrative Agent or any Bank, based in whole or in part upon contracting for charging or receiving any Interest in excess of the Maximum Rate. For the purpose of determining whether or not any Excess has been contracted for, charged or received by the Administrative Agent or any Bank, all interest at any time contracted for, charged or received from the Borrower in connection with this Agreement, the Notes or any of the other Loan Documents shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread in equal parts throughout the full term of the Commitments. The Borrower, the Administrative Agent and each Bank shall, to the maximum extent permitted under applicable law,
(i) characterize any non-principal payment as an expense, fee or premium rather than as Interest and (ii) exclude voluntary prepayments and the effects thereof. The provisions of this Section shall be deemed to be incorporated into each Note and each of the other Loan Documents (whether or not any provision of this Section is referred to therein). All such Loan Documents and communications relating to any Interest owed by the Borrower and all figures set forth therein shall, for the sole purpose of computing the extent of obligations hereunder and under the Notes and the other Loan Documents be automatically recomputed by the Borrower, and by any court considering the same, to give effect to the adjustments or credits required by this Section.

          SECTION 9.15. Interpretation. No provision of this Agreement or any of the other Loan Documents shall be construed against or interpreted to the disadvantage of any party hereto by any court or other governmental or judicial authority by reason of such party having or being deemed to have structured or dictated such provision.

          SECTION 9.16. Waiver of Jury Trial; Consent to Jurisdiction. The Borrower (a) and each of the Banks and the Administrative Agent irrevocably waives, to the fullest extent permitted by law, any and all right to trial by jury in any legal proceeding arising out of this Agreement, any of the other Loan Documents, or any of the transactions contemplated hereby or thereby, (b) submits to the nonexclusive personal jurisdiction in the State of Georgia, the courts thereof and the United States District Courts sitting therein, for the enforcement of this Agreement, the Notes and the other Loan Documents, (c) waives any and all personal rights under the law of any jurisdiction to object on any basis (including, without limitation, inconvenience of forum) to jurisdiction or venue within the State of Georgia for the purpose of litigation to enforce this Agreement, the Notes or the other Loan Documents, and (d) agrees that service of process may be made upon it in the manner prescribed in Section
9.01 for the giving of notice to the Borrower. Nothing herein contained, however, shall prevent the Administrative Agent from bringing any action or exercising any rights against any security and against the Borrower personally, and against any assets of the Borrower, within any other state or jurisdiction.

          SECTION 9.17. Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.
          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, under seal, by their respective authorized officers as of the day and year first above written.


                             FOOD LION, INC.                     (SEAL)


                             By:
                                 Director of Finance and
                                 Treasurer

                             2110 Executive Drive
                             Salisbury, North Carolina  28145
                             Attention: Mr. Michael J. Price
                             Telecopier number: (704) 636-5024
                             Confirmation number: (704) 633-8250


                             WACHOVIA BANK OF GEORGIA, N.A.,     (SEAL)
                             as the Administrative Agent and a
                             Co-Agent


                             By:
                                Title:

                             Lending Office

                             Wachovia Bank of Georgia, N.A.
                             191 Peachtree Street, N.E.
                             Atlanta, Georgia  30303-1757
                             Attention: Administrative Agency Services
                             Telecopier number: (404) 332-5019
                             Confirmation number: (404) 332-6971


COMMITMENTS                  WACHOVIA BANK OF NORTH CAROLINA,
                             N.A., as a Bank                     (SEAL)

$60,000,000.00
                             By:
                                 Title:

                             Lending Office

                             130 South Main Street
                             Salisbury, North Carolina  28145
                             Attention: Mr. Bill A. Coleman
                             Telecopier number: (704) 633-1470
                             Confirmation number: (704) 638-5948


                             Address For Payments:

                             301 North Main Street
                             Winston-Salem, North Carolina  27102
                             Attention: Bobbie Clifton
                             Telecopier number: (704) 633-1470
                             Confirmation number: (704) 638-5946

                             Wiring Instructions:

                             ABA No. 053100494
                             Notification: For Attention of
                             Salisbury Office.  Food Lion Credit
                             Facility.  Account No. 6895 002 600.
                             Notify Bobbie Clifton.

                             Address For Notices Other Than
                             Payments:

                             130 South Main Street
                             Salisbury, North Carolina  28145
                             Attention: Mr. Bill A. Coleman
                             Telecopier number: (704) 633-1470
                             Confirmation number: (704) 638-5948


$40,000,000.00               NATIONSBANK OF NORTH CAROLINA,      (SEAL)
                             N.A., as a Bank and as a Co-Agent



                             By:
                                Title:


                             Lending Office

                             NationsBank Corporate Center
                             NC 1007-08-08
                             Charlotte, North Carolina 28255
                             Attention: Mr. Thold Gill
                             Telecopier number: (704) 386-1270
                             Confirmation number: (704) 386-8206


$30,000,000.00               ABN AMRO BANK N.V.                 (SEAL)


                             By:
                                 Title:


                             Attest:
                                    Title:

                             Lending Office

                             1 Ravinia Drive
                             Suite 1200
                             Atlanta, Georgia  30346
                             Attention: Mr. Patrick Thom
                             Telecopier number: (404) 395-9188
                             Confirmation number: (404) 396-0066


$25,000,000.00               FIRST UNION NATIONAL BANK OF
                              NORTH CAROLINA                   (SEAL)


                             By:
                                Title:

                             Lending Office

                             First Union National Bank of North
Carolina
                             201 South College Street
                             Mail Code NC 0656
                             Charlotte, NC 28288-0656
                             Attention:Patrick McCormick
                             Telecopier number: (704) 374-4820
                             Confirmation number: (704) 374-6017


$30,000,000.00               THE SAKURA BANK, LTD.              (SEAL)


                             By:
                                Title:

                             Lending Office

                             245 Peachtree Center Avenue, N.E.
                             Suite 2703
                             Atlanta, Georgia  30303
                             Attention: Mr. Hutch Corbett
                             Telecopier number: (404) 521-1133
                             Confirmation number: (404) 521-3111


$30,000,000.00               THE SUMITOMO BANK, LTD.            (SEAL)


                             By:
                                Title:

                             Lending Office

                             133 Peachtree Street
                             Suite 3210
                             Atlanta, Georgia  30303
                             Attention: Mr. Gary P. Franke
                             Telecopier number: (404) 521-1187
                             Confirmation number: (404) 526-8500


$40,000,000.00               TRUST COMPANY BANK                 (SEAL)


                             By:
                                Title:


                             Attest:
                                    Title:

                             Lending Office

                             One Park Plaza, N.E.
                             MC 118
                             Atlanta, Georgia  30302
                             Attention: Mr. Raymond B. King
                             Telecopier number: (404) 588-8833
                             Confirmation number: (404) 230-5162


$40,000,000.00               THE FIRST NATIONAL BANK OF CHICAGO (SEAL)


                             By:
                                Title:


                             Lending Office

                             One First National Plaza
                             Mail Suite 0374
                             Chicago, Illinois 60670
                             Attention: Mr. Steve Farley
                             Telecopier number: (312) 732-3885
                             Confirmation number: (312) 732-5995


$25,000,000.00               GENERALE BANK                       (SEAL)


                             By:
                                Title:


                             Attest:
                                    Title:

                             Lending Office

                             520 Madison Avenue
                             41st Floor
                             New York, New York 10022
                             Attention: Mr. Patrick Mertens
                             Telecopier number: (212) 838-7492
                             Confirmation number: (212) 418-6801


                             CRESTAR BANK                        (SEAL)


$10,000,000.00               By:
                                Title:

                             Lending Office

                             919 East Main Street
                             22nd Floor
                             Richmond, Virginia  23261-6665
                             Attention: T. Patrick Collins
                             Telecopier number: (804) 782-5413
                             Confirmation number: (804) 782-5365


$10,000,000.00               HIBERNIA NATIONAL BANK              (SEAL)


                             By:
                                Title:

                             Lending Office

                             313 Carondelet Street
                             New Orleans, Louisiana  70130
                             Attention: National Accounts
                             Telecopier number: (504) 533-5344
                             Confirmation number: (504) 533-5501


$10,000,000.00               NBD BANK, N.A.                      (SEAL)


                             By:
                                Title:

                             Lending Office

                             611 Woodward Avenue
                             Detroit, Michigan
                             Attention: Mr. James D. Heinz
                             Telecopier number: (313) 225-2649
                             Confirmation number: (313) 225-5227






TOTAL COMMITMENTS:

$350,000,000.00
                                                 EXHIBIT A-1


                      SYNDICATED LOAN NOTE

                        Atlanta, Georgia
                    As of November 17, 1994


         For value received, FOOD LION, INC., a North Carolina corporation (the "Borrower"), promises to pay to the order of
, a                 , (the "Bank"), for the account of its
Lending Office, the principal sum of
and No/100 Dollars ($            ), or such lesser amount as
shall equal the aggregate unpaid principal amount of the Syndicated Loans made by the Bank to the Borrower pursuant to the Credit Agreement referred to below, on the dates and in the amounts provided in the Credit Agreement. The Borrower promises to pay interest on the unpaid principal amount of this Note on the dates and at the rate or rates provided for in the Credit Agreement referred to below. Interest on any overdue principal of and, to the extent permitted by law, overdue interest on the principal amount hereof shall bear interest at the Default Rate, as provided for in the Credit Agreement. All such payments of principal and interest shall be made in lawful money of the United States in Federal or other immediately available funds at the office of Wachovia Bank of Georgia, N.A., 191 Peachtree Street, N.E., Atlanta, Georgia 30303-1757, or such other address as may be specified from time to time pursuant to the Credit Agreement.

         All Syndicated Loans made by the Bank, the respective maturities thereof, the interest rates from time to time applicable thereto, and all repayments of the principal thereof shall be recorded by the Bank and, prior to any transfer hereof, endorsed by the Bank on the schedule attached hereto, or on a continuation of such schedule attached to and made a part hereof; provided that the failure of the Bank to make any such recordation or endorsement shall not affect the obligations of the Borrower hereunder or under the Credit Agreement.

         This Note is one of the Syndicated Loan Notes referred to in the Credit Agreement dated as of November 17, 1994, among the Borrower, the Banks listed on the signature pages thereof, Wachovia Bank of Georgia, N.A. and NationsBank of North Carolina, N.A., as Co-Agents, and Wachovia Bank of Georgia, N.A., as Administrative Agent (as the same may be amended or supplemented from time to time, the "Credit Agreement"). Terms defined in the Credit Agreement are used herein with the same meanings. Reference is made to the Credit Agreement for provisions for the optional and mandatory prepayment and the repayment hereof and the acceleration of the maturity hereof.


         IN WITNESS WHEREOF, the Borrower has caused this Syndicated Loan Note to be duly executed, under seal, by its duly authorized officer as of the day and year first above written.


                             FOOD LION, INC.            (SEAL)


                             By:
                                 Title:

                 Syndicated Loan Note (cont'd)


               LOANS AND PAYMENTS OF PRINCIPAL
        Base Rate or  Amount    Amount of
        Euro-Dollar   of        Principal    Maturity  Notation
Date    Loan          Loan      Repaid       Date      Made By








































                                                EXHIBIT A-2


                     MONEY MARKET LOAN NOTE

                        Atlanta, Georgia
                    As of November 17, 1994


         For value received, FOOD LION, INC., a North Carolina corporation (the "Borrower"), promises to pay to the order of
, a                 , (the "Bank"), for the account of its
Lending Office, the principal sum of THREE HUNDRED FIFTY MILLION and No/100 Dollars ($350,000,000), or such lesser amount as shall equal the aggregate unpaid principal amount of the Money Market Loans made by the Bank to the Borrower pursuant to the Credit Agreement referred to below, on the dates and in the amounts provided in the Credit Agreement. The Borrower promises to pay interest on the unpaid principal amount of this Note on the dates and at the rate or rates provided for in the Credit Agreement referred to below. Interest on any overdue principal of and, to the extent permitted by law, overdue interest on the principal amount hereof shall bear interest at the Default Rate, as provided for in the Credit Agreement. All such payments of principal and interest shall be made in lawful money of the United States in Federal or other immediately available funds at the office of Wachovia Bank of Georgia, N.A., 191 Peachtree Street, N.E., Atlanta, Georgia 30303-1757, or such other address as may be specified from time to time pursuant to the Credit Agreement.

         All Money Market Loans made by the Bank, the respective maturities thereof, the interest rates from time to time applicable thereto, and all repayments of the principal thereof shall be recorded by the Bank and, prior to any transfer hereof, endorsed by the Bank on the schedule attached hereto, or on a continuation of such schedule attached to and made a part hereof; provided that the failure of the Bank to make any such recordation or endorsement shall not affect the obligations of the Borrower hereunder or under the Credit Agreement.

         This Note is one of the Money Market Loan Notes referred to in the Credit Agreement dated as of November 17, 1994, among the Borrower, the Banks listed on the signature pages thereof, Wachovia Bank of Georgia, N.A. and NationsBank of North Carolina, N.A., as Co-Agents, and Wachovia Bank of Georgia, N.A., as Administrative Agent (as the same may be amended or supplemented from time to time, the "Credit Agreement"). Terms defined in the Credit Agreement are used herein with the same meanings. Reference is made to the Credit Agreement for provisions for the optional and mandatory prepayment and the repayment hereof and the acceleration of the maturity hereof.


         IN WITNESS WHEREOF, the Borrower has caused this Money
Market Loan Note to be duly executed, under seal, by its duly authorized officer as of the day and year first above written.


                             FOOD LION, INC.            (SEAL)


                             By:
                                 Title:

                Money Market Loan Note (cont'd)


               LOANS AND PAYMENTS OF PRINCIPAL
          Money       Amount    Amount of    Stated
          Market      of        Principal    Maturity  Notation
Date      Rate        Loan      Repaid       Date      Made By








































                                                 EXHIBIT B

                           OPINION OF
                    COUNSEL FOR THE BORROWER


[Dated as provided in
                                       Section 3.01 of the Credit
                                       Agreement]


To the Banks, the Co-Agents, and
the Administrative Agent
Referred to Below
c/o Wachovia Bank of Georgia, N.A.
as Administrative Agent
191 Peachtree Street, N.E.
Atlanta, Georgia 30303-1757
Attn: Administrative Agency Services

Dear Sirs:

         We have acted as counsel for FOOD LION, INC., a North Carolina corporation (the "Borrower") in connection with the Credit Agreement (the "Credit Agreement") dated as of November 17, 1994, among the Borrower, the banks listed on the signature pages thereof, Wachovia Bank of Georgia, N.A. and NationsBank of North Carolina, N.A., as Co-Agents, and Wachovia Bank of Georgia, N.A., as Administrative Agent. Terms defined in the Credit Agreement are used herein as therein defined.

         We have examined originals or copies, certified or otherwise identified to our satisfaction, of such documents, corporate records, certificates of public officials and other instruments and have conducted such other investigations of fact and law as we have deemed necessary or advisable for purposes of this opinion. We have assumed for purposes of our opinions set forth below that the execution and delivery of the Credit Agreement by each Bank and by the Administrative Agent and the Co-Agents have been duly authorized by each Bank, the Co-Agents and by the Administrative Agent.

         Upon the basis of the foregoing, we are of the opinion that:

         1. The Borrower is a corporation duly incorporated, validly existing and in good standing under the laws of North Carolina, has all corporate powers required to carry on its business as now conducted, and is duly qualified to transact business in every jurisdiction where, by the nature of its business, such qualification is necessary.

         2. The execution, delivery and performance by the Borrower of the Credit Agreement and the Notes (i) are within the Borrower's corporate powers, (ii) have been duly authorized by all necessary corporate action, (iii) require no action by or in respect of, or filing with, any governmental body, agency or official, (iv) do not contravene, or constitute a default under, any provision of applicable law or regulation or of the certificate of incorporation or by-laws of the Borrower or of any agreement, judgment, injunction, order, decree or other instrument which to our knowledge is binding upon the Borrower and (v) to our knowledge, except as provided in the Credit Agreement, result in the creation or imposition of any Lien on any asset of the Borrower.

         3. The Credit Agreement constitutes a valid and binding agreement of the Borrower, enforceable against the Borrower in accordance with its terms, and the Notes constitute valid and binding obligations of the Borrower, enforceable in accordance with their respective terms, except as such enforceability may be limited by: (i) bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally and (ii) general principles of equity.

         4. To our knowledge, there is no action, suit or proceeding pending, or threatened, against or affecting the Borrower or any of its Subsidiaries before any court or arbitrator or any governmental body, agency or official in which there is a reasonable possibility of an adverse decision which could materially adversely affect the business, financial position or results of operations of the Borrower, or which in any manner questions the validity or enforceability of the Credit Agreement or any Note.

         5. The Borrower is not an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

         6. Neither the Borrower nor any of its Subsidiaries is a "holding company", or a "subsidiary company" of a "holding company", or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company", as such terms are defined in the Public Utility Holding Company Act of 1935, as amended.

         7. Neither the Borrower nor any of its Subsidiaries is a "holding company", or a "subsidiary company" of a "holding company", or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company", as such terms are defined in the Public Utility Holding Company Act of 1935, as amended.

         8. A North Carolina state court and a federal court situated in the State of North Carolina would uphold the agreement by the parties to the Credit Agreement that the Credit
Agreement and the other Loan Documents shall be governed by the laws of the State of Georgia.

              [If Borrower's counsel is not qualified to practice law in the State of North Carolina, then, North Carolina local counsel will be needed in order to provide standard North Carolina corporate law opinions.]

    We are qualified to practice in the State of _____________ and do not purport to be experts on any laws other than the laws of the United States and the State of _____________ and this opinion is rendered only with respect to such laws. We have made no independent investigation of the laws of any other jurisdiction.

    This opinion is delivered to you in connection with the transaction referenced above and may only be relied upon by you, any Assignee, Participant or other Transferee under the Credit Agreement, and Jones, Day, Reavis & Pogue without our prior written consent.

                             Very truly yours,
                                                 EXHIBIT C


                           OPINION OF
          JONES, DAY, REAVIS & POGUE, SPECIAL COUNSEL
           FOR THE BANKS AND THE ADMINISTRATIVE AGENT


[Dated as provided in
                                       Section 3.01 of the Credit
                                       Agreement]

To the Banks, the Co-Agents, and
the Administrative Agent
Referred to Below
c/o Wachovia Bank of Georgia, N.A.
as Administrative Agent
191 Peachtree Street, N.E.
Atlanta, Georgia 30303-1757
Attn: Administrative Agency Services

Dear Sirs:

         We have participated in the preparation of the Credit Agreement (the "Credit Agreement") dated as of November 17, 1994, among FOOD LION, INC., a North Carolina corporation (the "Borrower"), the banks listed on the signature pages thereof (the "Banks"), Wachovia Bank of Georgia, N.A. and NationsBank of North Carolina, N.A., as Co-Agents, and Wachovia Bank of Georgia, N.A., as Administrative Agent (the "Administrative Agent"), and have acted as special counsel for the Banks and the Administrative Agent for the purpose of rendering this opinion pursuant to
Section 3.01(d) of the Credit Agreement. Terms defined in the Credit Agreement are used herein as therein defined.

         This opinion letter is limited by, and is in accordance with, the January 1, 1992 edition of the Interpretive Standards applicable to Legal Opinions to Third Parties in Corporate Transactions adopted by the Legal Opinion Committee of the Corporate and Banking Law Section of the State Bar of Georgia which Interpretive Standards are incorporated herein by this reference.

         We have examined originals or copies, certified or otherwise identified to our satisfaction, of such documents, corporate records, certificates of public officials and other instruments and have conducted such other investigations of fact and law as we have deemed necessary or advisable for purposes of this opinion.

         Upon the basis of the foregoing, and assuming the due authorization, execution and delivery of the Credit Agreement and each of the Notes by or on behalf of the Borrower, we are of the opinion that the Credit Agreement constitutes a valid and binding agreement of the Borrower and each Note constitutes valid and binding obligations of the Borrower, in each case enforceable in accordance with its terms except as: (i) the enforceability thereof may be affected by bankruptcy, insolvency, reorganization, fraudulent conveyance, voidable preference, moratorium or similar laws applicable to creditors' rights or the collection of debtors' obligations generally; (ii) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability; and
(iii) the enforceability of certain of the remedial, waiver and other provisions of the Credit Agreement and the Notes may be further limited by the laws of the State of Georgia; provided, however, such additional laws do not, in our opinion, substantially interfere with the practical realization of the benefits expressed in the Credit Agreement and Notes, except for the economic consequences of any procedural delay which may result from such laws.

    In giving the foregoing opinion, we express no opinion as to the effect (if any) of any law of any jurisdiction except the State of Georgia. We express no opinion as to the effect of the compliance or noncompliance of the Administrative Agent, the Co-Agents, or any of the Banks with any state or federal laws or regulations applicable to the Administrative Agent, the Co-Agents, or any of the Banks by reason of the legal or regulatory status or the nature of the business of the Administrative Agent, the Co-Agents, or any of the Banks.

    This opinion is delivered to you in connection with the transaction referenced above and may only be relied upon by you and any Assignee, Participant or other Transferee under the Credit Agreement without our prior written consent.

                             Very truly yours,
                                                 EXHIBIT D

                   ASSIGNMENT AND ACCEPTANCE
                   Dated              , 19


         Reference is made to the Credit Agreement dated as of November 17, 1994 (together with all amendments and modifications thereto, the "Credit Agreement") among FOOD LION, INC., a North Carolina corporation (the "Borrower"), the Banks (as defined in the Credit Agreement), Wachovia Bank of Georgia, N.A. and NationsBank of North Carolina, N.A., as Co-Agents, and Wachovia Bank of Georgia, N.A., as Administrative Agent (the "Administrative Agent"). Terms defined in the Credit Agreement are used herein with the same meaning.

                                          (the "Assignor") and
(the "Assignee") agree as follows:

         1. The Assignor hereby sells and assigns to the Assignee, and the Assignee hereby purchases and assumes from the
Assignor, without recourse a       % interest in and to all of
the Assignor's rights and obligations under the Credit Agreement as of the Effective Date (as defined below) (including, without
limitation, a      % interest (which on the Effective Date hereof
is $               ) in the Assignor's Commitment and a
interest (which on the Effective Date hereof is $               )
in the Syndicated Loans [and Money Market Loans] owing to the
Assignor and a    % interest in the Note[s] held by the Assignor
(which on the Effective Date hereof is $                  ).

         2. The Assignor (i) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement or any other instrument or document furnished pursuant thereto, other than that it is the legal and beneficial owner of the interest being assigned by it hereunder, that such interest is free and clear of any adverse claim and that as of the date hereof its Commitment (without giving effect to assignments thereof which have not yet become effective) is $__________ and the aggregate outstanding principal amount of the Syndicated Loans [and Money Market Loans] owing to it (without giving effect to assignments thereof which have not yet become
effective) is $                 ; (ii) makes no representation or
warranty and assumes no responsibility with respect to the financial condition of the Borrower or the performance or observance by the Borrower of any of its obligations under the Credit Agreement or any other instrument or document furnished pursuant thereto; and (iii) attaches the Note[s] referred to in paragraph 1. above and requests that the Administrative Agent exchange such Note[s] as follows: a Syndicated Loan Note dated
          , 199  , in the principal amount of $           payable
to the order of the Assignee [and a Money Market Loan Note dated
          , 199   in the principal amount of $            payable
to the order of the Assignee].

         3. The Assignee (i) confirms that it has received a copy of the Credit Agreement, together with copies of the financial statements referred to in Section 4.04(a) thereof (or any more recent financial statements of the Borrower delivered pursuant to Section 5.01(a) thereof) and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance; (ii) agrees that it will, independently and without reliance upon the Administrative Agent, the Assignor or any other Bank and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iii) confirms that it is a bank or financial institution; (iv) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement as are delegated to the Administrative Agent by the terms thereof, together with such powers as are reasonably incidental thereto; (v) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Bank; (vi) specifies as its Lending Office (and address for notices) the office set forth beneath its name on the signature pages hereof, (vii) represents and warrants that the execution, delivery and performance of this Assignment and Acceptance are within its corporate powers and have been duly authorized by all necessary corporate action[, and
(viii) attaches the forms prescribed by the Internal Revenue Service of the United States certifying as to the Assignee's status for purposes of determining exemption from United States withholding taxes with respect to all payments to be made to the Assignee under the Credit Agreement and the Notes or such other documents as are necessary to indicate that all such payments are subject to such taxes at a rate reduced by an applicable tax treaty].

         4.   The Effective Date for this Assignment and
Acceptance shall be           , 19   (the "Effective Date").
Following the execution of this Assignment and Acceptance, it will be delivered to the Administrative Agent for execution and acceptance by the Administrative Agent and to the Borrower for execution by the Borrower.

         5. Upon such execution and acceptance by the Administrative Agent [and execution by the Borrower] If the Assignee is not a Bank prior to the Effective Date and no Default shall have occurred and be continuing, from and after the Effective Date, (i) the Assignee shall be a party to the Credit Agreement and, to the extent rights and obligations have been transferred to it by this Assignment and Acceptance, have the rights and obligations of a Bank thereunder and (ii) the Assignor shall, to the extent its rights and obligations have been transferred to the Assignee by this Assignment and Acceptance, relinquish its rights (other than under Section 8.03 of the Credit Agreement) and be released from its obligations under the Credit Agreement.

         6. Upon such execution and acceptance by the Administrative Agent [and execution by the Borrower] If the Assignee is not a Bank prior to the Effective Date and no Default shall have occurred and be continuing, from and after the Effective Date, the Administrative Agent shall make all payments in respect of the interest assigned hereby to the Assignee. The Assignor and Assignee shall make all appropriate adjustments in payments for periods prior to such acceptance by the Administrative Agent directly between themselves.

         7. This Assignment and Acceptance shall be governed by, and construed in accordance with, the laws of the State of Georgia.


                             [NAME OF ASSIGNOR]


                             By:
                                Title:


                             [NAME OF ASSIGNEE]


                             By:
                                Title:


                             Lending Office:
                             [Address]

                             WACHOVIA BANK OF GEORGIA, N.A.
                             as the Administrative Agent

                             By:
                                Title:


                             [FOOD LION, INC.]
                             If the Assignee is not a Bank prior
                             to the Effective Date and no Default
                             shall be in existence.


                             By:
                                Title:
                                                 EXHIBIT E

                      NOTICE OF BORROWING


                      NOTICE OF BORROWING


                                   , 199


Wachovia Bank of Georgia, N.A.,
  as Administrative Agent
191 Peachtree Street, N.E.
Atlanta, Georgia  30303-1757
Attention: Administrative Agency Services


         Re: Credit Agreement (as amended or supplemented from time to time, the "Credit Agreement") dated as of November 17, 1994 by and among FOOD LION, INC., the Banks from time to time party thereto, Wachovia Bank of Georgia, N.A. and NationsBank of North Carolina, N.A., as Co-Agents, and Wachovia Bank of Georgia, N.A., as Administrative Agent

Gentlemen:

    Unless otherwise defined herein, capitalized terms used herein shall have the meanings attributable thereto in the Credit
Agreement.

    This Notice of Borrowing is delivered to you pursuant to
Section 2.02 of the Credit Agreement.

    The Borrower hereby requests a Syndicated Borrowing in the
aggregate principal amount of $          to be made on          ,
199   , and for interest to accrue thereon at the rate
established by the Credit Agreement for [Base Rate] [Euro-Dollar] Loans. The duration of the Interest Period with respect thereto shall be [30 days] [1 month] [2 months] [3 months] [6 months].

    The Borrower hereby represents and warrants that on the date the Borrowing requested hereunder is made (both before and after giving effect to the making of such and after giving effect to the application, directly or indirectly, of the proceeds thereof):

         (a)  no Default has occurred and is continuing; and

         (b) the representations and warranties of the Borrower contained in Article IV of the Credit Agreement are true.

    Set forth below is the Borrower's Senior Debt Rating, as of the date hereof, by each of Standard and Poor's and Moody's:

         Standard and Poor's:

         Moody's:

    The Borrower has not been notified by either Moody's or Standard and Poor's that their respective Senior Debt Ratings for the Borrower will be modified in the foreseeable future.

    The Borrower has caused this Notice of Borrowing to be
executed and delivered and the certification and warranties
contained herein to be made, by its duly authorized officer this
     day of            , 199  .


                                  FOOD LION, INC.


                                  By:
                                     Title:


                                                 EXHIBIT F


                        FOOD LION, INC.

                      CLOSING CERTIFICATE


    Reference is made to the Credit Agreement (the "Credit Agreement") dated as of November 17, 1994, among FOOD LION, INC., the Banks listed therein, Wachovia Bank of Georgia, N.A. and NationsBank of North Carolina, N.A., as Co-Agents, and Wachovia Bank of Georgia, N.A., as Administrative Agent. Capitalized terms used herein have the meanings ascribed thereto in the Credit Agreement.

    Pursuant to Section 3.01(e) of the Credit Agreement,
Michael J. Price, the duly authorized Director of Finance and Treasurer of Food Lion, Inc. hereby certifies to the Administrative Agent, the Co-Agents, and the Banks that (i) no Default has occurred and is continuing as of the date hereof, and
(ii) the representations and warranties contained in Article IV of the Credit Agreement are true on and as of the date hereof.

    Certified as of the 17th day of November, 1994.



                                  By:
                                     Michael J. Price
                                     Director of Finance and
                                     Treasurer
                                                 EXHIBIT G

                     COMPLIANCE CERTIFICATE


         Reference is made to the Credit Agreement dated as of November 17, 1994 (as modified and supplemented and in effect from time to time, the "Credit Agreement") among Food Lion, Inc., the Banks from time to time party thereto, Wachovia Bank of Georgia, N.A. and NationsBank of North Carolina, N.A., as Co-Agents, and Wachovia Bank of Georgia, N.A., as a Bank and as the Administrative Agent. Capitalized terms used herein shall have the meanings ascribed thereto in the Credit Agreement.

         Pursuant to Section 5.01(d) of the Credit Agreement,
                 , the duly authorized                        of
Food Lion, Inc. hereby certifies to the Administrative Agent, the Co-Agents, and the Banks that the information contained in the Compliance Check List attached hereto is true, accurate and
complete as of           , 199 , and that no Default is in
existence.



                                  By:
                                     Title:



                     COMPLIANCE CHECK LIST
                       (Food Lion, Inc.)



                                   , 199


1.  Loans and Advances. (Section 5.03)

    Neither the Borrower nor any of its Subsidiaries shall make loans or advances to any Person except as permitted by
    Section 5.04 and except: (i) loans or advances to employees not exceeding $10,000,000 in the aggregate principal amount outstanding at any time, in each case made in the ordinary course of business and consistent with practices existing on the Closing Date, (ii) deposits required by government agencies or public utilities and (iii) loans or advances to Wholly Owned Subsidiaries of the Borrower; provided that after giving effect to the making of any loans, advances or deposits permitted by clause (i) or (ii) of this Section, the Borrower will be in full compliance with all the provisions of this Agreement.

    (a)  Loans or Advances To Employees          $

         Limitation                              $10,000,000

2.  Investments. (Section 5.04)

    Neither the Borrower nor any of its Subsidiaries shall make Investments in any Person except as permitted by Section 5.03 and except Investments in (i) direct obligations of the United States Government (or obligations guaranteed by the United States Government or any agency thereof) maturing within one year, (ii) time deposits, bank accounts, certificates of deposit issued by a commercial bank whose credit is reasonably satisfactory to the Administrative Agent, provided, that, any such commercial bank shall be acceptable so long as either (w) the Borrower shall have given the Agent written notice of the Borrower's intention to make investments in such Bank from time to time and the Agent shall not have delivered written notice to the Borrower of its dissatisfaction with any such Bank within 10 Business Days following the Agent's receipt of notice from the Borrower, (x) in the case of bank accounts, the monthly average deposits do not $1,000,000 or (y) in all other cases referred to in this clause (ii), the aggregate obligations owing by such commercial bank to the Borrower do not exceed $1,000,000 at any time, (iii) commercial paper rated A1 or the equivalent thereof by Standard & Poor's or P1 or the equivalent thereof by Moody's and in either case maturing within one year after the date of acquisition, (iv) tender bonds the payment of the principal of and interest on which is fully supported by a letter of credit issued by a United States bank whose long-term certificates of deposit are rated at least AA or the equivalent thereof by Standard & Poor's and Aa2 or the equivalent thereof by Moody's, (v) euro-dollar deposits in financial institutions whose credit quality is satisfactory to the Administrative Agent,
    (vi) prepaid expenses, and similar items arising in the ordinary course of business; (vii) stock, obligations or other securities received in settlement of debts owing to the Borrower or its Subsidiaries or as a result of a bankruptcy or insolvency proceedings or upon the foreclosure, perfection or enforcement of any lien in favor of the Borrower or its Subsidiaries, in each case as to debt arising in the ordinary course of business of the Borrower or such Subsidiary, (viii) Subsidiaries of the Borrower, (ix) Repurchase Obligations with a term of seven days for underlying securities of the types described in clause (i) above with banks meeting the qualifications in clause (iv) above; (x) Investments in money market funds substantially all of whose assets comprise securities of the types described in clauses (i), (ii),
    (iii), and (iv) (without any requirement for approval by the Administrative Agent), and/or (xi) Persons in connection with the acquisition, construction and ownership of stores and/or shopping centers in which stores are located, provided that such investments shall not in the aggregate exceed at any time $25,000,000.00.

    List of Investments in excess      Permitted by the following
    of $10,000,000:                    provision of Section 5.04

    (a)  __________________________    _________________________
    (b)  __________________________    _________________________
    (c)  __________________________    _________________________
    (d)  __________________________    _________________________
    (e)  __________________________    _________________________
    (f)  __________________________    _________________________
    (g)  __________________________    _________________________
    (h)  __________________________    _________________________

    Total Amount of Investments        $________________________

3.  Negative Pledge. (Section 5.05)

                                       Amount of Debt Secured by
                                       Liens     (Schedule - 4) $

    Limitation                                        $
    (product of (x) 0.20 multiplied by
    (y) Consolidated Tangible Net Worth)

    No Liens exist except as permitted
    by Section 5.05

4.  Consolidations, Mergers and Sales of Assets.  (Section 5.08)

    The Borrower will not, nor will it permit any Subsidiary to, consolidate or merge with or into, or sell, lease or otherwise transfer all or any substantial part of its assets to, any other Person (excluding sales of assets in the ordinary course of business), or discontinue or eliminate any business line or segment, provided that (a) the Borrower may merge with another Person if (i) such Person was organized under the laws of the United States of America or one of its states, (ii) the Borrower is the corporation surviving such merger and (iii) immediately after giving effect to such merger, no Default shall have occurred and be continuing, (b) Wholly Owned Subsidiaries of the Borrower may merge with one another, (c) the Borrower and its Wholly Owned Subsidiaries may transfer assets among each other in the exercise of their reasonable business judgment, and (d) the foregoing limitation on the sale, lease or other transfer of assets and on the discontinuation or elimination of a business line or segment shall not prohibit a transfer of assets or the discontinuance or elimination of a business line or segment (in a single transaction or in a series of related transactions) unless the aggregate assets to be so transferred or utilized in a business line or segment to be so discontinued, when combined with all other assets transferred (including, without limitation, pursuant to a sale and leaseback transaction), and all other assets utilized in all other business lines or segments discontinued, during the period from the Closing Date through and including the date of any such relevant sale or disposition would exceed 20.0% of Consolidated Total Assets in any consecutive 36 month period; provided, that, to the extent that assets sold by the Borrower are replaced, by the Borrower within 90 days, with similar assets having a fair market value at least equal to the assets so sold, then the value of the assets sold shall not be included in calculating future assets permitted to be sold under this Section 5.10. For purposes of determining compliance with this Section, Consolidated Total Assets shall be determined by reference to the Borrower's most recently audited financial statements provided to the Administrative Agent and the Banks pursuant to Section 5.01(a).

    (aa) Consolidated Total Assets
         as of the Closing Date                  $______________

    (bb) product of 20.0% times (aa)             $______________

    (cc) aggregate book value of
         assets sold since the
         Closing Date                            $______________

5.  Fixed Charges Coverage. (Section 5.17)

    At the end of each Fiscal Quarter, commencing with the Fiscal Quarter ending December 31, 1994, the ratio of Cash Available for Fixed Charges for the immediately preceding 4 Fiscal Quarters then ended to Consolidated Fixed Charges for the immediately preceding 4 Fiscal Quarters then ended, shall not have been less than 2.25 to 1.00.

    (a)  Cash Available for Fixed Charges    Schedule - 3  $

    (b)  Consolidated Fixed Charges          Schedule - 2  $

    Ratio of (a) to (b)

    Minimum Requirement                                2.25 to 1.0

6.  Ratio of Consolidated Debt to Consolidated Total
    Capitalization.  (Section 5.18)

    The ratio of Consolidated Debt to Consolidated Capitalization shall not at any time exceed 0.60 to 1.00.

    (a)  Consolidated Debt                            $

    (b)  Consolidated Total Capitalization            $

    (c)  Ratio of (a) to (b)

    Requirement                                       0.60 to 1.00

7.  Debt of Subsidiaries (Section 5.20)

    The Borrower shall not permit any Subsidiary to incur any Debt except for (i) Debt owing to the Borrower, and (ii) other Debt which shall not exceed in the aggregate for all Subsidiaries an amount in excess of $20,000,000.00.

    Description

    ______________________________                 $_____________

    ______________________________                 $_____________

    ______________________________                 $_____________

                                       Total       $


    Aggregate Limitation                           $20,000,000.00

                                                           Schedule - 1

                   Consolidated Tangible Net Worth


Stockholders' Equity                                  $
    Less:
         Surplus from write-up of assets subsequent   $
          to ____________, 199__
         Intangibles                                  $
         Loans or advances to stockholders,           $
          directors, officers or employees
         Capital Stock shown as assets                $
         Deferred expenses                            $

Consolidated Tangible Net Worth                       $


Description of Intangibles

    (a)                                               $

    (b)                                               $

    (c)                                               $



                                            Total     $



                                                           Schedule - 2


                      Consolidated Fixed Charges



I.   Consolidated operating and capitalized lease
     rental expenses for:
         quarter 199 -                                    $
         quarter 199 -                                    $
         quarter 199 -                                    $
         quarter 199 -                                    $
     Total                                                $


II.  Consolidated Interest Expense1 for:
         quarter 199 -                                    $
         quarter 199 -                                    $
         quarter 199 -                                    $
         quarter 199 -                                    $
     Total                                                $


     Total Consolidated Fixed Charges                     $
























_________________

1  excluding interest on capitalized leases to the extent included in
   I. above.

                                                           Schedule - 3


                   Cash Available for Fixed Charges


    quarter 199
    Consolidated Net Income                 $
    Taxes on income                         $
    Consolidated Interest Expense           $
    Rentals                                 $
    Depreciation                            $
    Amortization                            $
    Non-cash charges (minus
      non-cash gains)                    [(]$          [)]
                                                            $

    quarter 199
    Consolidated Net Income                 $
    Taxes on income                         $
    Consolidated Interest Expense           $
    Rentals                                 $
    Depreciation                            $
    Amortization                            $
    Non-cash charges (minus
      non-cash gains)                    [(]$          [)]
                                                            $

    quarter 199
    Consolidated Net Income                 $
    Taxes on income                         $
    Consolidated Interest Expense           $
    Rentals                                 $
    Depreciation                            $
    Amortization                            $
    Non-cash charges (minus
      non-cash gains)                    [(]$          [)]
                                                            $

    quarter 199
    Consolidated Net Income                 $
    Taxes on income                         $
    Consolidated Interest Expense           $
    Rentals                                 $
    Depreciation                            $
    Amortization                            $
    Non-cash charges (minus
      non-cash gains)                    [(]$          [)]

         Cash Available for Fixed Charges                   $

                                                            $

      Schedule - 4

      Liens Securing Debt In the Principal
      Amount of $10,000,000 Or More


                                                 Relevant Provision
                                                 of Section 5.05
    Description of Lien  Amount of Debt Secured  Permitting Same
1.                       $
2.                       $
3.                       $
4.                       $
5.                       $
6.                       $
7.                       $
8.                       $
9.                       $


Total Amount of Debt Secured by Liens            $_________________

                                                        EXHIBIT H

                   MONEY MARKET QUOTE REQUEST

Wachovia Bank of Georgia, N.A.,
  as Administrative Agent
191 Peachtree Street, N.E.
Atlanta, Georgia  30303-1757
Attention: Administrative Agency Services

          Re:  Money Market Quote Request

          This Money Market Quote Request is given in accordance with Section 2.03 of the Credit Agreement (as amended or modified from time to time, the "Credit Agreement") dated as of November 17, 1994, among FOOD LION, INC., the Banks from time to time parties thereto, Wachovia Bank of Georgia, N.A. and NationsBank of North Carolina, N.A., as Co-Agents, and WACHOVIA BANK OF GEORGIA, N.A., as Administrative Agent. Terms defined in the Credit Agreement are used herein as defined therein.

     The Borrower hereby requests that the Administrative Agent obtain quotes for a Money Market Borrowing based upon the following:

          1.   The proposed date of the Money Market Borrowing
          shall be             , 19     (the "Quotation Date").1

          2.   The aggregate amount of the Money Market Borrowing
          shall be $            .2

          3.   The Stated Maturity Date(s) applicable to the
          Money Market Borrowing shall be        days.3

          4. The Borrower's Senior Debt Rating, as of the date hereof, is __________ by Standard & Poor's and __________ by Moody's.4


1    The date must be a Domestic Business Day.

2    The amount of the Money Market Borrowing is subject to
     Section 2.03(a) and (b).

3    The Stated Maturity Dates are subject to Section
     2.03(b)(ii). The Borrower may request that up to 3 different Stated Maturity Dates be applicable to any Money
     Market Borrowing, provided, that (i) each such Stated
     Maturity Date shall be deemed to be a separate Money Market
     Quote Request and (ii) the Borrower shall specify the amounts of such Money Market Borrowing to be subject to each such different Stated Maturity Date.

4 Money Market Loans are not available unless the Borrower's Senior Debt Rating is at least BBB- by Standard & Poor's or Baa3 by Moody's.
          This Money Market Quote Request is provided by the Borrower as of the ______ day of _____________ 199_, and is subject to all of the terms and conditions pertaining thereto in the Credit Agreement.

                                   FOOD LION, INC.


                                   By:
                                      Title:
                                                 EXHIBIT I

                       MONEY MARKET QUOTE

Wachovia Bank of Georgia, N.A.,
  as Administrative Agent
191 Peachtree Street, N.E.
Atlanta, Georgia  30303-1757
Attention: Administrative Agency Services

          Re:  Money Market Quote to FOOD LION, INC.

          This Money Market Quote is given in accordance with
Section 2.03(c)(ii) of the Credit Agreement (as amended or modified from time to time, the "Credit Agreement") dated as of November 17, 1994, among FOOD LION, INC. (the "Borrower"), the Banks from time to time parties thereto, Wachovia Bank of Georgia, N.A. and NationsBank of North Carolina, N.A., as Co-Agents, and WACHOVIA BANK OF GEORGIA, N.A., as Administrative Agent. Terms defined in the Credit Agreement are used herein as defined therein.

          In response to the Borrower's Money Market Quote
Request dated             , 19  , we hereby make the following
Money Market Quote on the following terms:

     1.   Quoting Bank:

     2.   Person to contact
          at Quoting Bank:

     3.   Date of Borrowing:1*

     4. We hereby offer to make Money Market Loan(s) in the following minimum and maximum principal amounts for the following
Interest Periods and at the following rates:


 Minimum             Maximum             Stated
Principal           Principal           Maturity
  Amount 2            Amount 2            Date  3    Rate Per Annum4






*   All numbered footnotes appear on the last page of this
    Exhibit I.


         We understand and agree that the offer(s) set forth above, subject to the satisfaction of the applicable conditions set forth in the Credit Agreement, irrevocably obligate(s) us to make the Money Market Loan(s) for which any offer(s) [is] [are] accepted, in whole or in part (subject to the last sentence of Section 2.03(c)(i) of the Credit Agreement).

                                  Very truly yours,

                                  [Name of Bank]



Dated:                            By:
                                       Authorized Officer








1   As specified in the related Money Market Quote Request.

2 The principal amount bid for each Stated Maturity Date may not exceed the principal amount requested. Money Market
    Quotes must be made for at least $5,000,000 or a larger multiple of $1,000,000.

3   The Stated Maturity Dates are subject to Section 2.03(b)(ii).

4   Subject to Section 2.03(c)(ii)(C).


                                                 EXHIBIT J

                  FORM OF SUBSIDIARY GUARANTY


         THIS LIMITED GUARANTY (this "Guaranty") is made as of
the      day of           , 199 , by                           ,
a                 corporation (the "Guarantor") in favor of the
Administrative Agent, for the ratable benefit of the Banks, under the Credit Agreement referred to below;


                       W I T N E S E T H


         WHEREAS, Food Lion, Inc. (the "Principal") and WACHOVIA BANK OF GEORGIA, N.A., as Administrative Agent (the "Administrative Agent"), Wachovia Bank of Georgia, N.A. and NationsBank of North Carolina, N.A., as Co-Agents, and certain other Banks from time to time party thereto have entered into a certain Credit Agreement dated as of November 17, 1994, (as same may be amended or modified from time to time, the "Credit Agreement"), providing, subject to the terms and conditions thereof, for extensions of credit to be made by the Banks to the Principal for the benefit of the Principal;

         WHEREAS, the Subsidiary desires to incur Debt and it is a condition precedent to the incurrence of such Debt by the Guarantor pursuant to clause (ii) of Section 5.20 of the Credit Agreement, that the Guarantor execute and deliver this Guaranty whereby the Guarantor shall Guarantee the payment when due of all principal, interest and other amounts that shall be at any time payable by the Principal under the Credit Agreement, the Notes and the other Loan Documents, subject to the limitations contained in Section 3 hereof; and

         WHEREAS, in consideration of the financial and other support that the Principal have provided, and such financial and other support as the Principal may in the future provide, to Guarantor (including, without limitation, direct or indirect loans, advances and other financial accommodations), and in order to induce the Banks and the Administrative Agent to permit, pursuant to Section 5.20(ii) of the Credit Agreement, the incurrence of Debt by the Subsidiary, the Guarantor is willing to Guarantee the obligations of the Principal under the Credit Agreement, the Notes, and the other Loan Documents as provided herein;

         NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         SECTION 1.  Definitions.  Terms defined in the Credit
Agreement and not otherwise defined herein have, as used herein, the respective meanings provided for therein.

         SECTION 2. Representations and Warranties. The Guarantor incorporates herein by reference as fully as if set forth herein all of the representations and warranties pertaining to it as a Subsidiary contained in Article IV of the Credit Agreement (which representations and warranties shall be deemed to have been renewed by the Guarantor upon each Borrowing under the Credit Agreement).

         SECTION 3. The Guaranty. The Guarantor hereby unconditionally (and jointly and severally with any other Subsidiary Guarantor) Guarantees the full and punctual payment (whether at stated maturity, upon acceleration or otherwise) of the principal of and interest on each Note issued by the Principal pursuant to the Credit Agreement, and the full and punctual payment of all other amounts payable by the Principal under the Credit Agreement and the other Loan Documents (all of the foregoing obligations being referred to collectively as the "Guaranteed Obligations"). Upon failure by the Principal to pay punctually any such amount, the Guarantor agrees that it shall forthwith on demand pay the amount not so paid at the place and in the manner specified in the Credit Agreement, the relevant Note or the relevant Loan Document, as the case may be. Notwithstanding the foregoing, the Guarantor shall not have any liability hereunder for an amount in excess of the greater of:
(A) (i) the sum of (x) the aggregate principal amount of all loans, advances and other financial accommodations made to the Guarantor by the Principal, directly or indirectly, both prior to and after the date hereof, less (y) all amounts repaid by the Guarantor thereon; plus (ii) interest on the amount determined under clause (i) from the date due until the date paid at the Default Rate; plus (iii) all costs of collection, including reasonable attorneys fees; and (B) the maximum amount of liability which could be asserted against the Guarantor hereunder without (i) rendering the Guarantor "insolvent" within the meaning of Section 101(31) of the Federal Bankruptcy Code (the "Bankruptcy Code") or Section 2 of either the Uniform Fraudulent Transfer Act (the "UFTA") or the Uniform Fraudulent Conveyance Act (the "UFCA"), (ii) leaving the Guarantor with unreasonably small capital, within the meaning of Section 548 of the Bankruptcy Code or Section 4 of the UFTA or Section 5 of the UFCA or (iii) leaving such Contributing Party unable to pay its debts as they become due within the meaning of Section 548 of the Bankruptcy Code or Section 4 of the UFTA or Section 6 of the UFCA, or (iv) rendering the obligation of the Guarantor hereunder avoidable under any other applicable state statute pertaining to fraudulent transfers.

         SECTION 4.  Guaranty Unconditional.  The obligations of
the Guarantor hereunder shall be unconditional and absolute, except as expressly limited by Section 3, and, without limiting the generality of the foregoing, shall not be released,
discharged or otherwise affected by:

              (i)  any extension, renewal, settlement,
    compromise, waiver or release in respect of any obligation of the Principal under the Credit Agreement, any Note, or any other Loan Document, by operation of law or otherwise or any obligation of any other guarantor of any of the Guaranteed Obligations;

              (ii)  any modification or amendment of or
    supplement to the Credit Agreement, any Note, or any other Loan Document;

              (iii)  any release, nonperfection or
    invalidity of any direct or indirect security for any obligation of the Principal under the Credit Agreement, any Note, any Loan Document, or any obligations of any other guarantor of any of the Guaranteed Obligations;

              (iv)  any change in the corporate existence,
    structure or ownership of the Principal or any other guarantor of any of the Guaranteed Obligations, or any insolvency, bankruptcy, reorganization or other similar proceeding affecting the Principal, or any other guarantor of the Guaranteed Obligations, or its assets or any resulting release or discharge of any obligation of the Principal, or any other guarantor of any of the Guaranteed Obligations;

              (v)  the existence of any claim, setoff or
    other rights which the Guarantor may have at any time against the Principal, any other guarantor of any of the Guaranteed Obligations, the Administrative Agent, any Bank or any other Person, whether in connection herewith or any unrelated transactions, provided that nothing herein shall prevent the assertion of any such claim by separate suit or compulsory counterclaim;

              (vi)  any invalidity or unenforceability
    relating to or against the Principal, or any other guarantor of any of the Guaranteed Obligations, for any reason related to the Credit Agreement, any other Loan Document, or any other Subsidiary Guaranty, or any provision of applicable law or regulation purporting to prohibit the payment by the Principal, or any other guarantor of the Guaranteed Obligations, of the principal of or interest on any Note or any other amount payable by the Principal under the Credit Agreement, the Notes, or any other Loan Document; or

              (vii)  any other act or omission to act or
    delay of any kind by the Principal, any other guarantor of the Guaranteed Obligations, the Administrative Agent, any Bank or any other Person or any other circumstance whatsoever which might, but for the provisions of this paragraph, constitute a legal or equitable discharge of any Guarantor's obligations hereunder.

         SECTION 5. Discharge Only Upon Payment In Full; Reinstatement In Certain Circumstances. The Guarantor's obligations hereunder shall remain in full force and effect until all Guaranteed Obligations shall have been paid in full and the Commitments under the Credit Agreement shall have terminated or expired. If at any time any payment of the principal of or interest on any Note or any other amount payable by the Principal under the Credit Agreement or any other Loan Document is rescinded or must be otherwise restored or returned upon the insolvency, bankruptcy or reorganization of the Principal or otherwise, the Guarantor's obligations hereunder with respect to such payment shall be reinstated as though such payment had been due but not made at such time.

         SECTION 6. Waiver of Notice by the Guarantor. The Guarantor irrevocably waives acceptance hereof, presentment, demand, protest and, to the fullest extent permitted by law, any notice not provided for herein, as well as any requirement that at any time any action be taken by any Person against the Principal, any other guarantor of the Guaranteed Obligations, or any other Person.

         SECTION 7. Other Waivers by the Guarantor. The Guarantor hereby expressly waives, renounces, and agrees not to assert, any right, claim or cause of action, including, without limitation, a claim for reimbursement, subrogation, indemnification or otherwise, against the Principal arising out of or by reason of this Guaranty or the obligations of the Guarantor hereunder, including, without limitation, the payment or securing or purchasing of any of the Guaranteed Obligations by any of the Guarantor. The waiver, renunciation and agreement contained in the immediately preceding sentence is for the benefit of the Administrative Agent and the Banks and also for the benefit of the Principal who may assert the benefits thereof as a third-party beneficiary, and the Guarantor may be released from such waiver, renunciation and agreement only by the execution and delivery, by the Administrative Agent, the Required Banks and the Principal, of an instrument expressly releasing the Guarantor therefrom.

         SECTION 8. Stay of Acceleration. If acceleration of the time for payment of any amount payable by the Principal under the Credit Agreement, any Note or any other Loan Document is stayed upon the insolvency, bankruptcy or reorganization of the Principal, all such amounts otherwise subject to acceleration under the terms of the Credit Agreement, any Note or any other Loan Document shall nonetheless be payable by the Guarantor hereunder forthwith on demand by the Administrative Agent made at the request of the Required Banks.

         SECTION 9. Notices. All notices, requests and other communications to any party hereunder shall be given or made by telecopier or other writing and telecopied or mailed or delivered to the intended recipient at its address or telecopier number set forth on the signature pages hereof or such other address or telecopy number as such party may hereafter specify for such purpose by notice to the Administrative Agent in accordance with the provisions of
Section 9.01 of the Credit Agreement. Except as otherwise provided in this Guaranty, all such communications shall be deemed to have been duly given when transmitted by telecopier, or personally delivered or, in the case of a mailed notice, 72 hours after such communication is deposited in the mails with first class postage prepaid, in each case given or addressed as aforesaid.

         SECTION 10.  No Waivers.  No failure or delay by
the Administrative Agent or any Banks in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies provided in this Guaranty, the Credit
Agreement, the Notes, and the other Loan Documents shall be cumulative and not exclusive of any rights or remedies provided by law.

         SECTION 11. Successors and Assigns. This Guaranty is for the benefit of the Administrative Agent and the Banks and their respective successors and assigns and in the event of an assignment of any amounts payable under the Credit Agreement, the Notes, or the other Loan Documents, the rights hereunder, to the extent applicable to the indebtedness so assigned, may be transferred with such indebtedness. This Guaranty may not be assigned by the Guarantor without the prior written consent of the Administrative Agent and the Required Banks, and shall be binding upon the Guarantor and its successors and permitted assigns.

         SECTION 12.  Changes in Writing.  Neither this
Guaranty nor any provision hereof may be changed, waived, discharged or terminated orally, but only in writing signed by the Guarantor and the Administrative Agent with the consent of the Required Banks.

         SECTION 13.  GOVERNING LAW; SUBMISSION TO
JURISDICTION; WAIVER OF JURY TRIAL. THIS GUARANTY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF GEORGIA. EACH OF THE GUARANTOR AND THE ADMINISTRATIVE AGENT HEREBY SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF GEORGIA AND OF ANY GEORGIA STATE COURT SITTING IN ATLANTA, GEORGIA AND FOR PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS GUARANTY OR THE TRANSACTIONS CONTEMPLATED HEREBY. THE GUARANTOR IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. EACH OF THE GUARANTOR AND THE ADMINISTRATIVE AGENT HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTY OR THE TRANSACTIONS CONTEMPLATED HEREBY.

         SECTION 14.  Taxes, etc.  All payments required to
be made by the Guarantor hereunder shall be made without setoff or counterclaim and free and clear of and without deduction or withholding for or on account of, any present or future Taxes, as required pursuant to Section 2.12(d) of the Credit Agreement.


         IN WITNESS WHEREOF, the Guarantor have each caused this Guaranty to be duly executed by its authorized officer as of the date first above written.





                             By:
                                 Title:



                                     ,
                             Attention:

                             Telecopier number:
                             Confirmation number:



                                            Schedule 4.08





                            Subsidiaries


Name                              Jurisdiction of Incorporation


None.